UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05594

Exact name of registrant as specified in charter:	Prudential Short-Term Corporate Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2018

Date of reporting period:	12/31/2018

Item 1 – Reports to Stockholders

PGIM SHORT-TERM CORPORATE BOND FUND

(Formerly known as Prudential Short-Term Corporate Bond Fund, Inc.)

ANNUAL REPORT

DECEMBER 31, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgimfunds.com/edelivery

Objective: High current income consistent with the preservation of principal

Highlights (unaudited)

•

Security selection in collateralized loan obligations was the primary driver of the Fund’s returns over the reporting period. An allocation to emerging markets also boosted returns. Within corporates, positioning in the capital goods, health care and pharmaceuticals, and chemicals sectors were all positive.

•	The Fund also benefited from its exposure to investment-grade corporate bonds during the period.

•	An underweight to foreign agencies as well as an allocation to off-benchmark, short duration, high-quality high yield were negative over the period.

•	Within corporates, the Fund’s positioning in the banking, automotive, and technology sectors detracted from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The information about the Fund’s portfolio holdings is for the period covered by this report and is subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM FUNDS — UPDATE

The Board of Directors/Trustees for the Fund has approved the implementation of an automatic conversion feature for Class C shares, effective as of April 1, 2019. To reflect these changes, effective April 1, 2019, the section of the Fund’s Prospectus entitled “How to Buy, Sell and Exchange Fund Shares—How to Exchange Your Shares—Frequent Purchases and Redemptions of Fund Shares” is restated to read as follows:

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

1.	In each Fund’s Statutory Prospectus, the following is added at the end of the section entitled “Fund Distributions And Tax Issues—If You Sell or Exchange Your Shares”:

Automatic Conversion of Class C Shares

The conversion of Class C shares into Class A shares—which happens automatically approximately 10 years after purchase—is not a taxable event for federal income tax purposes. For more information about the automatic conversion of Class C shares, see Class C Shares Automatically Convert to Class A Shares in How to Buy, Sell and Exchange Fund Shares.

2.

In each Fund’s Statutory Prospectus, the following sentence is added at the end of the section entitled “How to Buy, Sell and Exchange Shares—Closure of Certain Share Classes to New Group Retirement Plans”:

Shareholders owning Class C shares may continue to hold their Class C shares until the shares automatically convert to Class A shares under the conversion schedule, or until the shareholder redeems their Class C shares.

3.

In each Fund’s Statutory Prospectus, the following disclosure is added immediately following the section entitled “How to Buy, Sell and Exchange Shares—How to Buy Shares—Class B Shares Automatically Convert to Class A Shares”:

Class C Shares Automatically Convert to Class A Shares

Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have

PGIM Short-Term Corporate Bond Fund	3

transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares (see Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus). Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

4.

In Part II of each Fund’s Statement of Additional Information, the following disclosure is added immediately following the section entitled “Purchase, Redemption and Pricing of Fund Shares—Share Classes—Automatic Conversion of Class B Shares”:

AUTOMATIC CONVERSION OF CLASS C SHARES. Starting on or about April 1, 2019 (the “Effective Date”), Class C shares will be eligible for automatic conversion into Class A shares on a monthly basis approximately ten years after the original date of purchase (the “Conversion Date”). Conversion will take place based on the relative NAV of the two classes, without the imposition of any sales load, fee or other charge. Class C shares of a Fund acquired through automatic reinvestment of dividends or distributions will convert to Class A shares of the Fund on the Conversion Date pro rata with the converting Class C shares of the Fund that were not acquired through reinvestment of dividends or distributions. All such automatic conversions of Class C shares will constitute tax-free exchanges for federal income tax purposes.

For shareholders investing in Class C shares through retirement plans or omnibus accounts, and in certain other instances, the Fund and its agents may not have transparency into how long a shareholder has held Class C shares for purposes of determining whether such Class C shares are eligible for automatic conversion into Class A shares, and the relevant financial intermediary may not have the ability to track purchases in order to credit individual shareholders’ holding periods. In these circumstances, the

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Fund will not be able to automatically convert Class C shares into Class A shares as described above. In order to determine eligibility for conversion in these circumstances, it is the responsibility of the financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the financial intermediary may be required to maintain and provide the Fund with records that substantiate the holding period of Class C shares. It is the financial intermediary’s (and not the Fund’s) responsibility to keep records of transactions made in accounts it holds and to ensure that the shareholder is credited with the proper holding period based on such records or those provided to the financial intermediary by the shareholder. Please consult with your financial intermediary for the applicability of this conversion feature to your shares.

Class C shares were generally closed to investments by new group retirement plans effective June 1, 2018. Group retirement plans (and their successor, related and affiliated plans) that have Class C shares of the Fund available to participants on or before the Effective Date may continue to open accounts for new participants in such share class and purchase additional shares in existing participant accounts.

The Fund has no responsibility for monitoring or implementing a financial intermediary’s process for determining whether a shareholder meets the required holding period for conversion. A financial intermediary may sponsor and/or control accounts, programs or platforms that impose a different conversion schedule or different eligibility requirements for the exchange of Class C shares for Class A shares, as set forth on Appendix A: Waivers and Discounts Available From Certain Financial Intermediaries of the Prospectus. In these cases, Class C shareholders may have their shares exchanged for Class A shares under the policies of the financial intermediary. Financial intermediaries will be responsible for making such exchanges in those circumstances. Please consult with your financial intermediary if you have any questions regarding your shares’ conversion from Class C shares to Class A shares.

LR1094

- Not part of the Annual Report -

PGIM Short-Term Corporate Bond Fund	5

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Letter from the President

Dear Shareholder:

We hope you find the annual report for PGIM Short-Term Corporate Bond Fund informative and useful. The report covers performance for the 12-month period that ended December 31, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Global economic performance diverged during the reporting period. In the US, growth remained healthy, with both corporate profits and employment rising. The Federal Reserve hiked interest rate targets four times during the period, based on a strengthening labor market and rising economic activity. Growth in many other regions weakened. China showed signs of slowing amid trade tensions with the US, and turmoil grew in Great Britain as it negotiated an exit from the European Union. Several emerging market economies, such as Argentina and Brazil, faced severe challenges as well.

Despite the growing US economy, volatility returned to the equity markets during the period. Corporate tax cuts and regulatory reforms helped boost US stocks early in the year, but stocks declined significantly in the fall and ended the period modestly lower on concerns about China’s economy, a potential global trade war, and worries that profit growth might slow in 2019. Still, US returns outpaced global returns, which fell sharply in both developed foreign markets and emerging markets.

The overall bond market was virtually unchanged during the period, as measured by the Bloomberg Barclays US Aggregate Bond Index. Municipal bonds, mortgage-backed securities, and US Treasury bonds rose, while US investment-grade corporate bonds, high yield bonds, and emerging market debt fell. A major trend during the period was the flattening of the US Treasury yield curve, as the yield on fixed income investments with shorter maturities rose and made them more attractive to investors.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short-Term Corporate Bond Fund

February 15, 2019

*The Prudential Day One Funds did not change their names.

PGIM Short-Term Corporate Bond Fund	7

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 12/31/18 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–2.92	0.73	3.01	—
Class B	–3.69	0.55	2.54	—
Class C	–1.25	0.67	2.64	—
Class R	0.13	1.15	3.10	—
Class Z	0.61	1.65	3.62	—
Class R2	0.23	N/A	N/A	0.25 (12/27/17)
Class R4	0.59	N/A	N/A	0.61 (12/27/17)
Class R6*	0.72	1.79	N/A	1.98 (3/2/12)
Bloomberg Barclays 1–5 Year US Credit Index
	1.11	1.80	3.72	—
Lipper Short/Intermediate Investment Grade Debt Funds Average
	0.60	1.32	3.18	—

	Average Annual Total Returns as of 12/31/18 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	0.34	1.39	3.36	—
Class B	–0.75	0.55	2.54	—
Class C	–0.27	0.67	2.64	—
Class R	0.13	1.15	3.10	—
Class Z	0.61	1.65	3.62	—
Class R2	0.23	N/A	N/A	0.25 (12/27/17)
Class R4	0.59	N/A	N/A	0.61 (12/27/17)
Class R6*	0.72	1.79	N/A	1.98 (3/2/12)
Bloomberg Barclays 1–5 Year US Credit Index
	1.11	1.80	3.72	—
Lipper Short/Intermediate Investment Grade Debt Funds Average
	0.60	1.32	3.18	—

*Formerly known as Class Q shares.

Source: PGIM Investments LLC and Lipper, Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays 1–5 Year US Credit Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (December 31, 2008) and the account values at the end of the current fiscal year (December 31, 2018) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary, due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Short-Term Corporate Bond Fund	9

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6**
Maximum initial sales charge	3.25% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	0.50% on sales of $1 million or more made within 18 months of purchase	3.00% (Yr. 1) 2.00% (Yr. 2) 1.00% (Yr. 3) 1.00% (Yr. 4) 0.00% (Yr. 5)	1.00% on sales made within 12 months of purchase	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

**Formerly known as Class Q shares.

Benchmark Definitions

Bloomberg Barclays 1–5 Year US Credit Index—The Bloomberg Barclays 1–5 Year US Credit Index is an unmanaged index of publicly issued US corporate and specified foreign debentures and secured notes that meet specific maturity (between one and five years), liquidity, and quality requirements. It gives an indication of how short- and intermediate-term bonds have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 2.00%. The cumulative total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares is 1.11%.

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Lipper Short/Intermediate Investment Grade Debt Funds Average—The Lipper Short/Intermediate Investment Grade Debt Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Short/Intermediate Investment-Grade Debt Funds universe for the periods noted. Funds in the Lipper Average invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of one to five years. The average annual total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 1.47%. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares is 0.60%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Distributions and Yields as of 12/31/18
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.28	3.01	3.01
Class B	0.16	3.48	3.48
Class C	0.20	2.41	2.41
Class R	0.24	2.84	2.59
Class Z	0.30	3.35	3.35
Class R2	0.26	2.93	–61.00
Class R4	0.29	3.18	–8.08
Class R6***	0.32	3.45	3.45

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

***Formerly known as Class Q shares.

PGIM Short-Term Corporate Bond Fund	11

Your Fund’s Performance (continued)

Credit Quality expressed as a percentage of total investments as of 12/31/18 (%)
AAA	12.0
AA	5.9
A	33.2
BBB	46.6
BB	1.6
Cash/Cash Equivalents	0.6
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

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Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short-Term Corporate Bond Fund’s Class Z shares returned 0.61% for the 12-month reporting period that ended December 31, 2018, underperforming the 1.11% return of the Bloomberg Barclays 1–5 Year US Credit Index (the Index) and outperforming the 0.60% return of the Lipper Short/Intermediate Investment Grade Debt Funds Average.

How did the short-term US investment-grade corporate bond sector perform?

The short-term investment-grade corporate bond sector, as measured by the Index, posted a return of +1.11% for the period, resulting in an excess return of -44 basis points (bps) over US Treasuries. One basis point equals 0.01%. US corporate bonds of all durations, as measured by the Bloomberg Barclays Credit Index, returned -2.11% in 2018, with an excess return to US Treasuries of -280 bps.

•

Short-term corporate bonds, as measured by the Index, outperformed the broader credit market, returning -0.71% in the first quarter of the period. After a strong start, US investment-grade corporate bonds came under pressure amid an increasingly risk-averse and volatile climate. On the one hand, overall credit fundamentals remained solid, supported by positive global economic growth and no clear sign of a recession on the horizon. First-quarter 2018 earnings were forecast to rise 17.3%, with more than one-third of the increase driven by recent tax reform. Free cash flow and profit margins were strong, and corporate liquidity was robust. Investor demand was also supportive, although demand from non-US investors waned a bit in the first quarter due, in part, to currency hedging costs. New issues were oversubscribed, on average, although excess supply to fund mergers and acquisitions weighed on the market and longer-term issuance rose, given a flattening of the corporate yield curve. In addition, companies were allocating more money to underfunded pension plans. On the other hand, the Federal Reserve’s (the Fed) well-telegraphed plan to raise short-term interest rates, trade tariffs, and wariness over late-credit-cycle fallout came to the forefront. As is typical at this stage in the cycle, event risk in the industrial sector was on the rise.

•

Short-term corporate bonds outperformed the broader corporate market, returning +0.26% during the second quarter. As in the first quarter, sentiment in the investment- grade corporate bond market remained mixed, with strong fundamentals and generally healthy technicals overshadowed by fears of tighter Fed and European Central Bank (ECB) monetary policies, trade wars, and political uncertainty. On the fundamental side, stronger US economic growth and tailwinds from tax reform helped lift corporate earnings and revenues, which were forecast to rise by 19% and nearly 9%, respectively, in the second quarter. Profit margins were strong, corporate liquidity was ample, and lower tax rates and foreign cash repatriation were cash flow positive. Leverage remained elevated but had improved in some issuers due to higher profit margins. Credit improvement continued to be noteworthy in the commodity sectors.

PGIM Short-Term Corporate Bond Fund	13

Strategy and Performance Overview (continued)

Other issuers, primarily those taking on extra debt to fund mega-mergers and acquisitions, such as AT&T Inc., were downgraded.

•

Short-term corporate bonds underperformed the broader corporate market, returning +0.63% during the third quarter. Despite increased volatility across the global markets in 2018, the economic climate still supported US corporate bonds. Revenue and earnings growth in the second quarter continued to power forward in response to tax reform and improving growth. Third-quarter revenue and earnings estimates remained strong at 6.9% and 19.3%, respectively, a slight decrease from the prior quarter due, in part, to the strength of the US dollar. Overall leverage remained elevated but improved slightly based on second-quarter earnings, amid the support of a slowdown in debt growth and an increase in free cash flow and year-over-year profit margins.

•

Short-term corporate bonds outperformed the broader corporate market in the fourth quarter, returning +0.93%. On the fundamental side, US corporate bonds—excluding energy—remained supported by robust earnings, strong cash flows, positive economic growth, and tailwinds from tax reform. Earnings estimates in the fourth quarter shifted lower, but remained solid at more than 13%. Overall corporate leverage was stable, albeit at elevated levels. On the technical side, new issuance eased in the quarter, as expected, due in part to a decline in debt issued to fund mergers and acquisitions and share buybacks. Investor demand remained strong, even as non-US buyers pulled back. Most new issues were two to five times oversubscribed and offered low- to high-single-digit concessions.

What worked?

•

Security selection in collateralized loan obligations was the primary driver of the Fund’s returns over the reporting period. An allocation to emerging markets also boosted returns. Within corporates, positioning in the capital goods, healthcare and pharmaceuticals, and chemicals sectors were all positive.

•	The Fund also benefited from its exposure to investment-grade corporate bonds during the period.

•

The Fund continued to make modest allocations to out-of-benchmark fixed income sectors to diversify away from short-term investment-grade corporate bonds and to add incremental yield. For example, out-of-benchmark exposure to high-quality commercial mortgage-backed securities added to performance over the reporting period.

•

Underweights to General Electric Co. (capital goods) and Petroleos Mexicanos (foreign non-corporate), coupled with overweights to Viacom Inc. (media & entertainment) and Morgan Stanley (banking), were a few of the top single-name contributors to performance.

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What didn’t work?

•	An underweight to foreign agencies as well as an allocation to out-of-benchmark, short duration, high-quality high yield were negative over the period.

•	Within corporates, the Fund’s positioning in the banking, automotive, and technology sectors detracted from performance.

•	Overweights to Intesa Sanpaolo (banking), Enel SpA (electric & water), General Motors Co. (automotive), BNP Paribas (banking), and JPMorgan Chase & Co. (banking) all limited results.

Did the Fund’s use of derivatives affect performance?

•

The Fund utilized US Treasury futures to hedge interest rate risk relative to the benchmark to help immunize any impact from fluctuations in interest rates, which is more efficient than managing interest rate risk through the purchases and sales of cash corporate bonds.

Current outlook

•

At this stage of the credit cycle, individual security selection across regions, industries, credit quality, and maturities will likely be a key driver of returns. PGIM Fixed Income continues to favor better-quality financials, electric utilities, and taxable municipal bonds over industrials that may be subject to event risk. PGIM Fixed Income has reduced exposure to lower-rated financial companies in favor of higher-quality US money center banks that are relatively immune to event risk, remain well capitalized, and offer ample liquidity. PGIM Fixed Income continues to find value in the BBB-rated sector, particularly in shorter maturities, companies poised to deleverage, and non-cyclical “US-centric” issuers that are not pressured by a stronger US dollar. PGIM Fixed Income remains underweight A/AA-rated issuers. It also favors select post-event issues, as well as select European banks, due to stabilizing fundamentals and wider spread levels.

PGIM Short-Term Corporate Bond Fund	15

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended December 31, 2018. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Short-Term Corporate Bond Fund		Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,010.30	0.79%	$4.00
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
Class B	Actual	$1,000.00	$1,006.70	1.83%	$9.26
	Hypothetical	$1,000.00	$1,015.98	1.83%	$9.30
Class C	Actual	$1,000.00	$1,007.80	1.48%	$7.49
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
Class R	Actual	$1,000.00	$1,009.90	1.06%	$5.37
	Hypothetical	$1,000.00	$1,019.86	1.06%	$5.40
Class Z	Actual	$1,000.00	$1,012.60	0.52%	$2.64
	Hypothetical	$1,000.00	$1,022.58	0.52%	$2.65
Class R2	Actual	$1,000.00	$1,010.70	0.92%	$4.66
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69
Class R4	Actual	$1,000.00	$1,012.90	0.67%	$3.40
	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41
Class R6**	Actual	$1,000.00	$1,013.20	0.42%	$2.13
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2018, and divided by the 365 days in the Fund’s fiscal year ended December 31, 2018 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**Formerly known as Class Q shares.

PGIM Short-Term Corporate Bond Fund	17

Schedule of Investments

as of December 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 98.6%

ASSET-BACKED SECURITIES 8.8%

Collateralized Loan Obligations
Allegro CLO Ltd. (Cayman Islands), Series 2018-02A, Class A, 144A, 3 Month LIBOR + 1.100%	3.342	%(c)	07/15/31	5,000	$4,924,744
ALM Ltd. (Cayman Islands), Series 2013-08A, Class A1R, 144A, 3 Month LIBOR + 1.490%	3.926	(c)	10/15/28	20,000	20,000,774
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	10/13/30	5,000	4,973,315
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.716	(c)	07/15/29	20,000	19,956,882
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260%	3.696	(c)	07/16/29	40,000	39,601,312
Series 2016-07A, Class A1R, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)	3.987	(c)	11/27/31	41,000	40,714,324
Series 2018-11A, Class A1L, 144A, 3 Month LIBOR + 1.100%	3.436	(c)	07/26/31	10,000	9,826,720
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.590%	4.026	(c)	10/15/28	10,000	9,949,718
Battalion CLO Ltd. (Cayman Islands), Series 2014-07A, Class A1RR, 144A, 3 Month LIBOR + 1.040%	3.489	(c)	07/17/28	5,000	4,931,043
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	07/15/29	34,100	34,005,717
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.686	(c)	10/15/30	15,000	14,955,393
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980%	3.467	(c)	04/24/31	18,150	17,881,204
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.737	(c)	10/24/30	14,000	13,957,492
Elevation CLO Ltd. (Cayman Islands), Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230%	3.666	(c)	10/15/29	10,000	9,966,826
Flatiron CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.890%	3.326	(c)	04/15/27	10,000	9,934,306

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	19

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
ICG US CLO Ltd. (Cayman Islands), Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280%	3.757	%(c)	10/23/29	40,000	$39,739,020
Mariner CLO Ltd. (Cayman Islands), Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110%	3.600	(c)	04/25/31	10,000	9,872,209
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120%	3.589	(c)	04/21/31	30,000	29,631,321
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150%	3.795	(c)	02/20/31	15,000	14,808,180
Mill Creek CLO Ltd. (Cayman Islands), Series 2016-01A, Class A, 144A, 3 Month LIBOR + 1.750%	4.219	(c)	04/20/28	20,000	20,115,814
Mountain View CLO Ltd. (Cayman Islands), Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250%	3.675	(c)	10/12/30	45,000	44,760,478
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260%	3.696	(c)	07/15/30	40,000	39,812,764
OZLM Ltd. (Cayman Islands), Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250%	3.770	(c)	10/30/30	35,000	34,809,131
Palmer Square CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100%	3.362	(c)	07/16/31	25,000	24,627,753
Race Point CLO Ltd. (Cayman Islands), Series 2015-09A, Class A1AR, 144A, 3 Month LIBOR + 1.210%	3.646	(c)	10/15/30	15,000	14,893,134
Regatta Funding Ltd. (Cayman Islands), Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250%	3.699	(c)	10/17/30	35,000	34,811,899
Romark CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175%	3.431	(c)	07/25/31	21,000	20,788,433
Silver Creek CLO Ltd. (Cayman Islands), Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240%	3.709	(c)	07/20/30	20,000	19,943,846
Sound Point CLO Ltd. (Cayman Islands), Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070%	3.578	(c)	01/26/31	10,000	9,855,923

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Telos CLO (Cayman Islands), Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300%	3.749	%(c)	07/17/26	20,000	$19,990,228
TICP CLO Ltd. (Cayman Islands), Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230%	3.666	(c)	07/15/29	40,000	39,870,828
Trinitas CLO Ltd. (Cayman Islands), Series 2016-05A, Class A, 144A, 3 Month LIBOR + 1.700%	4.190	(c)	10/25/28	10,000	9,999,150
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250%	3.719	(c)	10/20/29	40,000	39,896,120
Series 2018-03A, Class A1A, 144A, 3 Month LIBOR + 1.250%	4.070	(c)	01/20/32	9,000	8,918,683
West CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1R, 144A, 3 Month LIBOR + 0.920%	3.365	(c)	07/18/26	39,171	39,126,875
Zais CLO Ltd. (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290%	3.726	(c)	04/15/30	25,000	24,864,945

TOTAL ASSET-BACKED SECURITIES (cost $800,936,958)					796,716,504

BANK LOAN 0.1%

Electric
Calpine Corp., Term Loan (2017), 1 Month LIBOR + 1.750% (cost $7,342,088)	4.280	(c)	12/31/19	7,369	7,284,533

COMMERCIAL MORTGAGE-BACKED SECURITIES 3.1%
Citigroup Commercial Mortgage Trust,
Series 2015-GC27, Class A3	3.061		02/10/48	12,750	12,663,560
Series 2016-C02, Class A2	1.846		08/10/49	15,097	14,647,123
Commercial Mortgage Trust,
Series 2012-CR04, Class A2	1.801		10/15/45	1,401	1,355,891
Series 2014-CR18, Class A3	3.528		07/15/47	7,400	7,397,380
Series 2014-CR19, Class A3	3.530		08/10/47	14,824	14,874,142
Series 2015-CR22, Class A3	3.207		03/10/48	27,750	27,910,131
Series 2015-DC01, Class A3	3.219		02/10/48	20,000	20,046,058

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	21

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GS Mortgage Securities Trust,
Series 2013-GC14, Class A3	3.526%	08/10/46	12,681	$12,734,227
Series 2014-GC22, Class A3	3.516	06/10/47	13,416	13,558,866
Series 2014-GC24, Class A3	3.342	09/10/47	10,000	10,020,996
Series 2015-GC28, Class A3	3.307	02/10/48	8,225	8,207,257
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A3	3.435	08/15/47	13,554	13,553,216
Series 2015-C28, Class A2	2.773	10/15/48	17,129	16,998,652
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-C13, Class A3	3.525	01/15/46	10,000	10,024,447
Series 2014-C20, Class A3A1	3.472	07/15/47	20,000	20,136,562
Series 2016-JP03, Class A3	2.523	08/15/49	16,726	16,291,743
UBS-Barclays Commercial Mortgage Trust, Series 2012-C04, Class A3	2.533	12/10/45	26,330	26,097,947
Wells Fargo Commercial Mortgage Trust,
Series 2013-LC12, Class A2	3.531	07/15/46	10,000	10,066,682
Series 2015-LC20, Class A3	3.086	04/15/50	16,633	16,589,595
Series 2015-NXS01, Class A3	3.058	05/15/48	5,791	5,716,243

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $285,814,071)				278,890,718

CORPORATE BONDS 86.6%

Advertising 0.0%
Interpublic Group of Cos., Inc. (The), Sr. Unsec’d. Notes	3.500	10/01/20	2,835	2,838,511

Aerospace & Defense 0.5%
BAE Systems PLC (United Kingdom), Sr. Unsec’d. Notes, 144A	4.750	10/11/21	5,936	6,128,778
General Dynamics Corp., Gtd. Notes	3.000	05/11/21	10,450	10,458,451
Harris Corp., Sr. Unsec’d. Notes	2.700	04/27/20	8,270	8,199,570
L3 Technologies, Inc., Gtd. Notes	3.850	06/15/23	4,460	4,466,932
United Technologies Corp., Sr. Unsec’d. Notes	3.650	08/16/23	16,240	16,176,367

				45,430,098

Agriculture 1.1%
Altria Group, Inc., Gtd. Notes	9.250	08/06/19	9,353	9,666,600

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)
BAT Capital Corp. (United Kingdom), Gtd. Notes	2.764%	08/15/22	44,345	$41,884,725
Imperial Brands Finance PLC (United Kingdom), Gtd. Notes, 144A	2.950	07/21/20	25,925	25,537,809
Reynolds American, Inc. (United Kingdom),
Gtd. Notes	3.250	06/12/20	4,905	4,874,877
Gtd. Notes	6.875	05/01/20	13,185	13,719,947

				95,683,958

Airlines 1.3%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates	4.000	01/15/27	2,062	2,046,108
American Airlines 2013-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950	07/15/24	27,341	27,752,486
Continental Airlines 1999-1 Class A Pass-Through Trust, Pass-Through Certificates	6.545	08/02/20	740	742,077
Continental Airlines 2001-1 Class A-1 Pass-Through Trust, Pass-Through Certificates	6.703	12/15/22	32	34,479
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	5.983	10/19/23	12,509	13,061,582
Continental Airlines 2009-2 Class A Pass-Through Trust, Pass-Through Certificates	7.250	05/10/21	8,858	9,095,930
Continental Airlines 2010-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.750	07/12/22	1,984	2,011,227
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	6.821	02/10/24	3,773	4,074,970
Delta Air Lines 2010-2 Class A Pass-Through Trust, Pass-Through Certificates	4.950	11/23/20	2,455	2,468,371
Delta Air Lines 2011-1 Class A Pass-Through Trust, Pass-Through Certificates	5.300	10/15/20	816	820,670
Delta Air Lines 2012-1 Class A Pass-Through Trust, Pass-Through Certificates	4.750	11/07/21	4,509	4,564,497
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes(a)	2.600	12/04/20	12,875	12,660,153
Sr. Unsec’d. Notes	2.875	03/13/20	8,462	8,405,784

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	23

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Airlines (cont’d.)
Delta Air Lines, Inc., (cont’d.)
Sr. Unsec’d. Notes	3.625%	03/15/22	25,855	$25,301,449
Southwest Airlines Co., Sr. Unsec’d. Notes	2.650	11/05/20	7,235	7,138,578

				120,178,361

Auto Manufacturers 3.9%
BMW US Capital LLC (Germany), Gtd. Notes, 144A(a)	1.850	09/15/21	17,495	16,770,983
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A	2.200	05/05/20	5,275	5,188,555
Gtd. Notes, 144A	2.250	03/02/20	10,125	9,988,695
Gtd. Notes, 144A	3.700	05/04/23	25,000	24,885,399
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.343	11/02/20	5,000	4,810,414
Sr. Unsec’d. Notes	2.375	03/12/19	19,450	19,417,717
Sr. Unsec’d. Notes	2.459	03/27/20	22,930	22,446,939
Sr. Unsec’d. Notes(a)	3.157	08/04/20	12,740	12,484,315
Sr. Unsec’d. Notes	3.200	01/15/21	15,548	15,077,745
Sr. Unsec’d. Notes(a)	3.336	03/18/21	14,025	13,608,634
Sr. Unsec’d. Notes(a)	3.339	03/28/22	34,510	32,574,387
Sr. Unsec’d. Notes(a)	5.750	02/01/21	4,160	4,242,773
Sr. Unsec’d. Notes, MTN	2.943	01/08/19	19,740	19,740,064
General Motors Financial Co., Inc.,
Gtd. Notes	3.100	01/15/19	11,500	11,499,545
Gtd. Notes	3.150	01/15/20	14,815	14,725,345
Gtd. Notes(a)	3.150	06/30/22	21,060	20,115,621
Gtd. Notes	3.200	07/06/21	10,175	9,939,004
Gtd. Notes(a)	3.450	01/14/22	7,980	7,732,869
Gtd. Notes	3.700	11/24/20	14,000	13,943,392
Gtd. Notes	3.700	05/09/23	10,025	9,538,079
Gtd. Notes	3.950	04/13/24	20,000	18,994,199
Gtd. Notes	4.375	09/25/21	9,739	9,757,845
Harley-Davidson Financial Services, Inc., Gtd. Notes, 144A, MTN	2.400	09/15/19	18,145	17,994,254
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A(a)	3.875	11/13/20	7,935	7,973,713
Gtd. Notes, 144A(a)	4.000	11/12/21	10,200	10,193,665

				353,644,151

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.3%
Aptiv PLC, Gtd. Notes	3.150%		11/19/20		16,465	$16,300,389
ZF North America Capital, Inc. (Germany),
Gtd. Notes, 144A(a)	4.000		04/29/20		5,179	5,155,518
Gtd. Notes, 144A	4.500		04/29/22		6,897	6,737,086

						28,192,993

Banks 23.0%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	3.125		02/23/23		6,600	6,239,943
Sr. Unsec’d. Notes	3.500		04/11/22		13,600	13,346,228
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%	3.545	(c)	04/12/23		6,200	6,079,622
Sr. Unsec’d. Notes(a)	3.848		04/12/23		10,000	9,716,637
Bank of America Corp.,
Jr. Sub. Notes, Series V(a)	5.125	(ff)	—	(rr)	15,000	14,662,500
Sr. Unsec’d. Notes	3.004	(ff)	12/20/23		55,063	53,521,700
Sr. Unsec’d. Notes	3.366	(ff)	01/23/26		17,585	16,812,869
Sr. Unsec’d. Notes, GMTN(a)	2.625		04/19/21		50,185	49,502,434
Sr. Unsec’d. Notes, MTN(a)	3.124	(ff)	01/20/23		42,000	41,293,161
Sr. Unsec’d. Notes, MTN(a)	3.864	(ff)	07/23/24		35,000	34,916,631
Sr. Unsec’d. Notes, Series L, MTN	2.250		04/21/20		5,845	5,782,530
Bank of New York Mellon Corp. (The), Sr. Unsec’d. Notes, MTN	2.050		05/03/21		24,550	23,961,404
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	3.250		01/12/21		15,835	15,507,184
Sr. Unsec’d. Notes	3.684		01/10/23		42,770	41,095,820
Sr. Unsec’d. Notes, MTN(a)	4.338	(ff)	05/16/24		15,200	14,778,149
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A, MTN	2.950		05/23/22		16,826	16,215,618
Sr. Unsec’d. Notes, 144A, MTN	3.500		03/01/23		41,415	40,152,356
BPCE SA (France), Gtd. Notes, MTN	2.500		07/15/19		10,000	9,961,610
Sr. Unsec’d. Notes, 144A(a)	4.000		09/12/23		6,390	6,277,677
Sr. Unsec’d. Notes, 144A, MTN	2.750		01/11/23		36,480	34,993,977
Capital One NA,
Sr. Unsec’d. Notes	2.250		09/13/21		38,490	37,128,938
Sr. Unsec’d. Notes	2.400		09/05/19		12,135	12,061,309
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950	(ff)	—	(rr)	19,535	18,851,275
Jr. Sub. Notes, Series R	6.125	(ff)	—	(rr)	6,810	6,648,263
Sr. Unsec’d. Notes	2.500		07/29/19		9,810	9,776,490
Sr. Unsec’d. Notes	2.700		03/30/21		78,185	77,023,941

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	25

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Citigroup, Inc., (cont’d.)
Sr. Unsec’d. Notes(a)	2.700%		10/27/22		33,632	$32,419,619
Sr. Unsec’d. Notes	2.750		04/25/22		26,030	25,284,867
Sr. Unsec’d. Notes(a)	2.876	(ff)	07/24/23		14,860	14,380,446
Sr. Unsec’d. Notes(a)	3.142	(ff)	01/24/23		14,051	13,801,607
Sr. Unsec’d. Notes	4.044	(ff)	06/01/24		8,140	8,162,834
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes	3.000		10/29/21		18,996	18,755,124
Sr. Unsec’d. Notes, GMTN	2.300		05/28/19		18,899	18,843,061
Credit Suisse Group Funding Guernsey Ltd. (Switzerland),
Gtd. Notes	2.750		03/26/20		20,250	20,031,527
Gtd. Notes	3.450		04/16/21		5,000	4,982,033
Gtd. Notes	3.800		06/09/23		25,000	24,532,173
Danske Bank A/S (Denmark), Sr. Unsec’d. Notes, 144A, MTN	2.800		03/10/21		12,760	12,468,872
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.150		01/22/21		12,915	12,480,785
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%	3.766	(c)	02/04/21		9,725	9,458,058
Sr. Unsec’d. Notes	3.950		02/27/23		19,320	18,191,155
Sr. Unsec’d. Notes	4.250		02/04/21		8,925	8,795,730
Sr. Unsec’d. Notes, GMTN	3.375		05/12/21		13,895	13,409,317
Discover Bank,
Sr. Unsec’d. Notes	3.100		06/04/20		7,862	7,808,161
Sr. Unsec’d. Notes(a)	3.350		02/06/23		9,710	9,451,321
First Horizon National Corp., Sr. Unsec’d. Notes	3.500		12/15/20		13,890	13,889,156
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series L	5.700	(ff)	—	(rr)	9,925	9,677,867
Jr. Sub. Notes, Series M	5.375	(ff)	—	(rr)	9,610	9,285,855
Jr. Sub. Notes, Series P	5.000	(ff)	—	(rr)	5,000	4,187,000
Sr. Unsec’d. Notes	2.350		11/15/21		8,210	7,916,174
Sr. Unsec’d. Notes	2.600		04/23/20		16,000	15,843,502
Sr. Unsec’d. Notes	2.875		02/25/21		38,750	38,087,471
Sr. Unsec’d. Notes(a)	2.908	(ff)	06/05/23		48,970	47,010,716
Sr. Unsec’d. Notes	3.000		04/26/22		39,760	38,505,304
Sr. Unsec’d. Notes, GMTN	5.375		03/15/20		10,000	10,223,607
Sr. Unsec’d. Notes, MTN	2.905	(ff)	07/24/23		25,800	24,576,465
HSBC Bank USA NA, Sub. Notes	4.875		08/24/20		12,865	13,181,246
HSBC Holdings PLC (United Kingdom), Sr. Unsec’d. Notes(a)	2.650		01/05/22		9,620	9,332,635

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
HSBC Holdings PLC (United Kingdom), (cont’d.)
Sr. Unsec’d. Notes	3.033	%(ff)	11/22/23		9,470	$9,166,135
Sr. Unsec’d. Notes	3.262	(ff)	03/13/23		23,335	22,836,973
Sr. Unsec’d. Notes(a)	3.950	(ff)	05/18/24		21,950	21,831,471
Intesa Sanpaolo SpA (Italy), Sr. Unsec’d. Notes, 144A	3.375		01/12/23		31,245	28,943,856
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series CC	4.625	(ff)	—	(rr)	11,600	9,829,840
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%(a)	5.990	(c)	—	(rr)	10,042	9,903,922
Jr. Sub. Notes, Series Q(a)	5.150	(ff)	—	(rr)	10,000	9,526,000
Jr. Sub. Notes, Series V	5.000	(ff)	—	(rr)	20,000	19,300,000
Sr. Unsec’d. Notes	2.250		01/23/20		40,425	40,022,361
Sr. Unsec’d. Notes	2.400		06/07/21		29,670	29,020,383
Sr. Unsec’d. Notes(a)	2.776	(ff)	04/25/23		25,230	24,464,174
Sr. Unsec’d. Notes	3.559	(ff)	04/23/24		48,980	48,609,566
Sr. Unsec’d. Notes(a)	3.797	(ff)	07/23/24		25,000	25,045,132
Sr. Unsec’d. Notes	4.250		10/15/20		14,475	14,735,831
Sr. Unsec’d. Notes	6.300		04/23/19		35,200	35,544,109
Sub. Notes	3.375		05/01/23		10,000	9,781,315
KeyBank NA, Sr. Unsec’d. Notes	2.500		12/15/19		6,025	5,988,015
Lloyds Bank PLC (United Kingdom),
Gtd. Notes	2.700		08/17/20		7,494	7,399,208
Gtd. Notes	3.300		05/07/21		14,200	14,156,936
Gtd. Notes, 144A, MTN	5.800		01/13/20		36,720	37,587,391
Lloyds Banking Group PLC (United Kingdom), Sr. Unsec’d. Notes	2.907	(ff)	11/07/23		21,300	20,169,678
Mitsubishi UFJ Financial Group, Inc. (Japan), Sr. Unsec’d. Notes	3.455		03/02/23		15,000	14,907,916
Morgan Stanley,
Jr. Sub. Notes, Series H	5.450	(ff)	—	(rr)	17,375	16,899,272
Jr. Sub. Notes, Series J	5.550	(ff)	—	(rr)	4,700	4,561,350
Sr. Unsec’d. Notes	2.650		01/27/20		8,060	7,999,501
Sr. Unsec’d. Notes(a)	2.800		06/16/20		11,640	11,564,392
Sr. Unsec’d. Notes	5.750		01/25/21		20,526	21,401,449
Sr. Unsec’d. Notes, GMTN	2.375		07/23/19		2,380	2,369,656
Sr. Unsec’d. Notes, GMTN	2.500		04/21/21		28,660	28,052,280
Sr. Unsec’d. Notes, GMTN	3.125		01/23/23		25,957	25,358,547
Sr. Unsec’d. Notes, GMTN(a)	3.750		02/25/23		25,765	25,719,584
Sr. Unsec’d. Notes, GMTN	5.500		01/26/20		14,765	15,100,440
Sr. Unsec’d. Notes, GMTN	7.300		05/13/19		11,690	11,867,436
Sr. Unsec’d. Notes, MTN(a)	2.625		11/17/21		20,640	20,145,197

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	27

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Morgan Stanley, (cont’d.)
Sr. Unsec’d. Notes, MTN(a)	2.750%		05/19/22	17,640	$17,161,613
Sr. Unsec’d. Notes, MTN	5.625		09/23/19	5,498	5,579,364
Sr. Unsec’d. Notes, Series F, MTN	3.875		04/29/24	24,110	23,994,773
PNC Bank NA, Sub. Notes	2.950		01/30/23	4,575	4,455,679
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.875		09/12/23	15,672	15,024,550
Sr. Unsec’d. Notes	4.519	(ff)	06/25/24	6,800	6,672,364
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes	2.875		10/16/20	11,555	11,353,411
Sr. Unsec’d. Notes, MTN	3.125		01/08/21	10,050	9,866,266
Skandinaviska Enskilda Banken AB (Sweden), Sr. Unsec’d. Notes, 144A, MTN	2.375		03/25/19	34,760	34,695,903
Sumitomo Mitsui Banking Corp. (Japan),
Gtd. Notes	2.450		01/10/19	8,680	8,678,791
Gtd. Notes	2.450		01/16/20	7,110	7,053,416
Sumitomo Mitsui Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	2.442		10/19/21	4,330	4,221,983
Sr. Unsec’d. Notes	3.102		01/17/23	38,315	37,584,903
SunTrust Banks, Inc., Sr. Unsec’d. Notes	2.700		01/27/22	13,070	12,747,019
Svenska Handelsbanken AB (Sweden), Gtd. Notes, MTN	1.875		09/07/21	13,630	13,133,847
UBS AG (Switzerland), Sr. Unsec’d. Notes, GMTN	2.375		08/14/19	5,410	5,388,074
UBS Group Funding Switzerland AG (Switzerland),
Gtd. Notes, 144A	2.650		02/01/22	28,325	27,415,078
Gtd. Notes, 144A	3.000		04/15/21	12,969	12,868,699
Gtd. Notes, 144A	3.491		05/23/23	12,500	12,190,394
Wells Fargo & Co., Sr. Unsec’d. Notes, MTN	2.625		07/22/22	39,790	38,367,941

					2,089,545,338

Beverages 0.9%
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes(a)	2.650		02/01/21	37,911	37,281,527
Gtd. Notes	3.300		02/01/23	7,385	7,180,795
Constellation Brands, Inc.,
Gtd. Notes	2.700		05/09/22	3,435	3,317,801
Gtd. Notes, 3 Month LIBOR + 0.700%	3.209	(c)	11/15/21	20,790	20,540,973

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages (cont’d.)
Constellation Brands, Inc., (cont’d.) Gtd. Notes	3.875%		11/15/19	10,000	$10,037,173
Keurig Dr. Pepper, Inc., Gtd. Notes, 144A	4.057		05/25/23	4,000	3,986,154

					82,344,423

Biotechnology 2.2%
Amgen, Inc.,
Sr. Unsec’d. Notes	1.850		08/19/21	12,785	12,327,871
Sr. Unsec’d. Notes	2.125		05/01/20	13,895	13,709,843
Sr. Unsec’d. Notes	2.200		05/22/19	14,700	14,643,249
Sr. Unsec’d. Notes	2.650		05/11/22	44,355	43,358,954
Baxalta, Inc., Gtd. Notes	2.875		06/23/20	10,480	10,386,370
Biogen, Inc., Sr. Unsec’d. Notes	2.900		09/15/20	17,408	17,278,365
Celgene Corp.,
Sr. Unsec’d. Notes(a)	2.250		08/15/21	32,040	31,061,725
Sr. Unsec’d. Notes	2.750		02/15/23	30,500	29,184,301
Sr. Unsec’d. Notes	2.875		08/15/20	8,672	8,611,412
Sr. Unsec’d. Notes	3.625		05/15/24	8,120	7,919,512
Gilead Sciences, Inc., Sr. Unsec’d. Notes(a)	2.550		09/01/20	9,620	9,542,198

					198,023,800

Building Materials 0.9%
Fortune Brands Home & Security, Inc., Sr. Unsec’d. Notes	3.000		06/15/20	11,225	11,132,450
Martin Marietta Materials, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	3.292	(c)	12/20/19	17,500	17,449,727
Owens Corning, Sr. Unsec’d. Notes	4.200		12/15/22	25,246	25,066,233
Vulcan Materials Co.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	3.388	(c)	06/15/20	12,130	12,053,648
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.650%	3.388	(c)	03/01/21	16,305	16,182,609

					81,884,667

Chemicals 3.2%
Celanese US Holdings LLC, Gtd. Notes	4.625		11/15/22	8,900	9,147,742

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	29

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
CF Industries, Inc., Sr. Sec’d. Notes, 144A	3.400%	12/01/21	16,305	$15,987,353
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, Sr. Unsec’d. Notes, 144A	2.450	05/01/20	16,040	15,893,542
Dow Chemical Co. (The), Sr. Unsec’d. Notes	4.125	11/15/21	44,913	45,703,217
DowDuPont, Inc., Sr. Unsec’d. Notes	4.205	11/15/23	9,030	9,230,012
Eastman Chemical Co.,
Sr. Unsec’d. Notes	2.700	01/15/20	12,399	12,307,607
Sr. Unsec’d. Notes	3.500	12/01/21	10,245	10,296,366
Sr. Unsec’d. Notes	3.600	08/15/22	5,850	5,857,609
Sr. Unsec’d. Notes	4.500	01/15/21	449	455,980
INVISTA Finance LLC,
Sr. Sec’d. Notes, 144A	4.250	10/15/19	7,635	7,578,454
LyondellBasell Industries NV,
Sr. Unsec’d. Notes	5.000	04/15/19	20,995	21,017,843
Sr. Unsec’d. Notes	6.000	11/15/21	19,935	21,071,667
Mosaic Co. (The), Sr. Unsec’d. Notes	3.250	11/15/22	28,770	28,093,141
Nutrien Ltd. (Canada), Sr. Unsec’d. Notes(a)	4.875	03/30/20	19,415	19,753,412
SASOL Financing USA LLC (South Africa), Gtd. Notes	5.875	03/27/24	14,245	14,214,948
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes(a)	2.750	06/01/22	22,130	21,422,057
Solvay Finance America LLC (Belgium),
Gtd. Notes, 144A	3.400	12/03/20	20,875	20,863,708
Yara International ASA (Norway),
Sr. Unsec’d. Notes, 144A	7.875	06/11/19	7,933	8,081,519

				286,976,177

Commercial Services 1.3%
Ecolab, Inc., Sr. Unsec’d. Notes	2.250	01/12/20	4,215	4,187,637
Equifax, Inc.,
Sr. Unsec’d. Notes	2.300	06/01/21	6,100	5,916,143
Sr. Unsec’d. Notes	3.950	06/15/23	11,305	11,206,503
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.350	10/15/19	20,835	20,694,107
Gtd. Notes, 144A(a)	2.600	12/01/21	25,000	24,324,492

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
ERAC USA Finance LLC, (cont’d.) Gtd. Notes, 144A(a)	2.700%		11/01/23	9,035	$8,535,561
Gtd. Notes, 144A	5.250		10/01/20	6,000	6,191,575
IHS Markit Ltd., Sr. Unsec’d. Notes	4.125		08/01/23	6,260	6,196,148
RELX Capital, Inc. (United Kingdom), Gtd. Notes	3.500		03/16/23	6,240	6,190,532
Total System Services, Inc.,
Sr. Unsec’d. Notes	3.800		04/01/21	11,178	11,175,777
Sr. Unsec’d. Notes	4.000		06/01/23	10,615	10,597,797

					115,216,272

Computers 0.5%
Apple, Inc., Sr. Unsec’d. Notes	3.000		02/09/24	13,990	13,816,065
Dell International LLC/EMC Corp., Sr. Sec’d. Notes, 144A	3.480		06/01/19	27,350	27,269,174
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes	3.600		10/15/20	2,136	2,141,531

					43,226,770

Diversified Financial Services 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Gtd. Notes	3.750		05/15/19	7,310	7,309,449
American Express Co.,
Sr. Unsec’d. Notes	2.500		08/01/22	25,000	24,129,493
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%	3.192	(c)	11/05/21	10,000	9,960,630
Sr. Unsec’d. Notes(a)	3.700		11/05/21	13,850	13,974,424
Capital One Bank USA NA,
Sr. Unsec’d. Notes	2.300		06/05/19	11,125	11,087,334
Sub. Notes	8.800		07/15/19	7,995	8,214,009
Capital One Financial Corp.,
Sr. Unsec’d. Notes	2.450		04/24/19	7,075	7,063,608
Jefferies Financial Group, Inc., Sr. Unsec’d. Notes	5.500		10/18/23	10,073	10,264,152
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN(d)	5.250		02/06/12	1,520	28,880
Sr. Unsec’d. Notes, MTN(d)	5.625		01/24/13	1,000	19,000

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	31

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Lehman Brothers Holdings, Inc., (cont’d.) Sr. Unsec’d. Notes, MTN(d)	6.000%	07/19/12	900	$17,100
Nomura Holdings, Inc. (Japan), Sr. Unsec’d. Notes, GMTN(a)	2.750	03/19/19	32,025	31,997,559
Synchrony Financial,
Sr. Unsec’d. Notes	2.600	01/15/19	15,645	15,639,669
Sr. Unsec’d. Notes	2.700	02/03/20	14,715	14,465,031
Sr. Unsec’d. Notes	3.000	08/15/19	10,115	10,048,233

				164,218,571

Electric 6.4%
Alliant Energy Finance LLC, Gtd. Notes, 144A	3.750	06/15/23	24,100	24,248,665
American Electric Power Co., Inc., Sr. Unsec’d. Notes, Series I	3.650	12/01/21	9,765	9,838,341
CenterPoint Energy, Inc.,
Sr. Unsec’d. Notes	2.500	09/01/22	12,160	11,629,929
Sr. Unsec’d. Notes	3.600	11/01/21	15,330	15,362,038
Consolidated Edison, Inc., Sr. Unsec’d. Notes	2.000	05/15/21	16,755	16,254,776
Dominion Energy, Inc.,
Jr. Sub. Notes	2.579	07/01/20	12,200	12,009,088
Jr. Sub. Notes	2.962	07/01/19	2,810	2,800,007
Jr. Sub. Notes	4.104	04/01/21	22,500	22,629,942
Sr. Unsec’d. Notes, Series B	2.750	09/15/22	10,000	9,631,748
Sr. Unsec’d. Notes, Series C	2.000	08/15/21	13,955	13,409,706
Duke Energy Corp., Sr. Unsec’d. Notes	1.800	09/01/21	15,715	15,041,693
Duke Energy Progress LLC, First Mortgage	3.375	09/01/23	6,690	6,719,781
Electricite de France SA (France),
Sr. Unsec’d. Notes, 144A(a)	2.150	01/22/19	12,900	12,892,358
Sr. Unsec’d. Notes, 144A	2.350	10/13/20	12,350	12,173,294
Emera US Finance LP (Canada),
Gtd. Notes	2.150	06/15/19	1,750	1,735,692
Gtd. Notes	2.700	06/15/21	32,535	31,695,469
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.750	04/06/23	10,890	10,046,785
Gtd. Notes, 144A(a)	2.875	05/25/22	23,170	21,830,927
Entergy Corp., Sr. Unsec’d. Notes	4.000	07/15/22	10,493	10,585,136

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Entergy Corp., (cont’d.) Sr. Unsec’d. Notes	5.125%		09/15/20	11,128	$11,357,377
Eversource Energy, Sr. Unsec’d. Notes, Series K	2.750		03/15/22	2,805	2,756,333
Exelon Corp.,
Jr. Sub. Notes	3.497		06/01/22	43,219	42,263,833
Sr. Unsec’d. Notes	2.450		04/15/21	4,940	4,831,503
Sr. Unsec’d. Notes	2.850		06/15/20	10,670	10,585,450
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes	2.950		01/15/20	26,996	26,866,052
Sr. Unsec’d. Notes	5.200		10/01/19	4,994	5,058,325
FirstEnergy Corp., Sr. Unsec’d. Notes, Series A	2.850		07/15/22	25,000	24,365,675
Fortis, Inc. (Canada), Sr. Unsec’d. Notes	2.100		10/04/21	13,335	12,819,818
Georgia Power Co., Sr. Unsec’d. Notes	2.400		04/01/21	19,095	18,718,314
IPALCO Enterprises, Inc., Sr. Sec’d. Notes	3.700		09/01/24	8,035	7,822,064
NextEra Energy Capital Holdings, Inc.,
Gtd. Notes	2.800		01/15/23	14,510	14,002,649
Gtd. Notes	4.500		06/01/21	20,900	21,264,445
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	3.250		09/15/21	5,290	4,872,383
PSEG Power LLC,
Gtd. Notes(a)	3.000		06/15/21	14,230	13,995,325
Gtd. Notes	3.850		06/01/23	15,435	15,447,578
Sempra Energy,
Sr. Unsec’d. Notes	2.850		11/15/20	22,900	22,600,176
Sr. Unsec’d. Notes	2.900		02/01/23	17,000	16,518,910
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.500%	2.936	(c)	01/15/21	23,740	23,341,307
Southern California Edison Co., First Mortgage, Series D	3.400		06/01/23	7,500	7,456,966
Southern Co. (The),
Sr. Unsec’d. Notes	2.350		07/01/21	4,505	4,374,927
Sr. Unsec’d. Notes	2.750		06/15/20	12,818	12,675,980

					584,530,765

Electronics 0.5%
FLIR Systems, Inc., Sr. Unsec’d. Notes	3.125		06/15/21	18,569	18,307,712

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	33

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electronics (cont’d.)
Fortive Corp., Sr. Unsec’d. Notes	2.350%		06/15/21	7,845	$7,649,387
Trimble, Inc., Sr. Unsec’d. Notes	4.150		06/15/23	16,030	16,114,814
Tyco Electronics Group SA (Switzerland), Gtd. Notes	2.350		08/01/19	3,455	3,434,855

					45,506,768

Foods 3.1%
Campbell Soup Co., Sr. Unsec’d. Notes	3.300		03/15/21	7,375	7,336,664
Conagra Brands, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.750%(a)	3.219	(c)	10/22/20	30,615	30,528,996
General Mills, Inc., Sr. Unsec’d. Notes, 3 Month LIBOR + 0.540%	2.976	(c)	04/16/21	26,585	26,172,613
J.M. Smucker Co. (The), Sr. Unsec’d. Notes	2.500		03/15/20	14,625	14,480,770
Kraft Heinz Foods Co.,
Gtd. Notes	2.800		07/02/20	38,045	37,768,461
Gtd. Notes	4.000		06/15/23	35,344	35,251,374
Kroger Co. (The),
Sr. Unsec’d. Notes	2.300		01/15/19	4,125	4,123,573
Sr. Unsec’d. Notes	2.800		08/01/22	7,525	7,333,651
McCormick & Co., Inc., Sr. Unsec’d. Notes	2.700		08/15/22	23,140	22,437,894
Mondelez International Holdings Netherlands BV, Gtd. Notes, 144A	2.000		10/28/21	17,430	16,700,277
Smithfield Foods, Inc., Sr. Unsec’d. Notes, 144A	2.650		10/03/21	17,035	16,280,412
Sysco Corp., Gtd. Notes	2.500		07/15/21	6,520	6,388,168
Tyson Foods, Inc.,
Gtd. Notes	2.650		08/15/19	13,580	13,509,702
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.450%	3.157	(c)	05/30/19	13,200	13,183,453
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.550%	3.288	(c)	06/02/20	20,000	19,890,711
Sr. Unsec’d. Notes	3.900		09/28/23	4,320	4,313,986
Wm Wrigley Jr Co., Sr. Unsec’d. Notes, 144A	2.900		10/21/19	2,550	2,546,196

					278,246,901

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Forest Products & Paper 0.2%
Georgia-Pacific LLC, Gtd. Notes, 144A	5.400%	11/01/20	13,600	$14,091,970

Gas 0.1%
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes	2.800	11/15/20	9,700	9,556,039

Healthcare-Products 2.2%
Abbott Laboratories,
Sr. Unsec’d. Notes	2.800	09/15/20	25,260	25,110,662
Sr. Unsec’d. Notes(a)	2.900	11/30/21	31,245	30,973,561
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	2.675	12/15/19	15,444	15,297,142
Sr. Unsec’d. Notes	2.894	06/06/22	45,580	44,145,140
Boston Scientific Corp., Sr. Unsec’d. Notes	2.850	05/15/20	6,575	6,532,164
Medtronic, Inc., Gtd. Notes	2.500	03/15/20	28,610	28,463,520
Stryker Corp., Sr. Unsec’d. Notes	2.625	03/15/21	17,460	17,224,401
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	2.700	04/01/20	15,435	15,287,701
Sr. Unsec’d. Notes	3.150	04/01/22	20,347	19,893,479

				202,927,770

Healthcare-Services 2.3%
Aetna, Inc.,
Sr. Unsec’d. Notes	2.200	03/15/19	10,125	10,110,252
Sr. Unsec’d. Notes	2.750	11/15/22	9,142	8,770,539
Sr. Unsec’d. Notes	2.800	06/15/23	41,379	39,351,765
Anthem, Inc.,
Sr. Unsec’d. Notes	2.250	08/15/19	13,940	13,865,265
Sr. Unsec’d. Notes(a)	2.950	12/01/22	22,580	22,020,866
Sr. Unsec’d. Notes	3.700	08/15/21	14,150	14,245,108
Sr. Unsec’d. Notes	4.350	08/15/20	3,930	3,999,180
Centene Corp., Sr. Unsec’d. Notes(a)	4.750	05/15/22	25,000	24,687,500
Cigna Holding Co., Gtd. Notes	3.250	04/15/25	10,655	10,126,015
Coventry Health Care, Inc., Sr. Unsec’d. Notes	5.450	06/15/21	1,416	1,466,110

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	35

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Dignity Health, Sec’d. Notes	2.637%	11/01/19	8,900	$8,848,019
Humana, Inc., Sr. Unsec’d. Notes	2.625	10/01/19	9,010	8,964,486
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes	2.625	02/01/20	3,640	3,614,704
Sr. Unsec’d. Notes	4.625	11/15/20	3,730	3,807,807
Quest Diagnostics, Inc.,
Gtd. Notes	4.700	04/01/21	2,698	2,773,172
Sr. Unsec’d. Notes	2.500	03/30/20	30,000	29,726,191
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	2.700	07/15/20	4,800	4,782,844

				211,159,823

Home Builders 0.2%
Lennar Corp., Gtd. Notes	4.125	01/15/22	15,600	14,976,000
PulteGroup, Inc., Gtd. Notes(a)	4.250	03/01/21	5,143	5,104,427

				20,080,427

Home Furnishings 0.1%
Whirlpool Corp., Sr. Unsec’d. Notes	2.400	03/01/19	12,725	12,707,503

Household Products/Wares 0.5%
Church & Dwight Co., Inc., Sr. Unsec’d. Notes	2.450	08/01/22	14,710	14,216,616
Reckitt Benckiser Treasury Services PLC (United Kingdom), Gtd. Notes, 144A(a)	2.375	06/24/22	28,840	27,699,831

				41,916,447

Housewares 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes	2.600	03/29/19	1,184	1,182,027
Sr. Unsec’d. Notes	4.000	06/15/22	10,895	10,811,090

				11,993,117

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance 1.9%
American International Group, Inc.,
Sr. Unsec’d. Notes	2.300%	07/16/19	29,190	$29,069,775
Sr. Unsec’d. Notes	3.300	03/01/21	5,994	5,973,672
Sr. Unsec’d. Notes(a)	4.125	02/15/24	4,640	4,658,996
AXIS Specialty Finance LLC, Gtd. Notes	5.875	06/01/20	6,075	6,250,037
AXIS Specialty Finance PLC, Gtd. Notes	2.650	04/01/19	16,253	16,219,871
Chubb INA Holdings, Inc., Gtd. Notes	2.300	11/03/20	14,800	14,588,340
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	4.250	06/15/23	6,300	6,351,763
Gtd. Notes, 144A	5.000	06/01/21	10,554	10,838,903
Markel Corp., Sr. Unsec’d. Notes	7.125	09/30/19	14,001	14,366,204
Principal Life Global Funding II,
Sr. Sec’d. Notes, 144A	2.200	04/08/20	9,525	9,416,115
Sr. Sec’d. Notes, 144A, MTN	1.500	04/18/19	3,570	3,553,683
Trinity Acquisition PLC, Gtd. Notes	3.500	09/15/21	9,895	9,798,860
Unum Group, Sr. Unsec’d. Notes	3.000	05/15/21	6,145	6,074,819
W.R. Berkley Corp.,
Sr. Unsec’d. Notes	4.625	03/15/22	16,075	16,522,600
Sr. Unsec’d. Notes	6.150	08/15/19	642	653,818
Sr. Unsec’d. Notes	7.375	09/15/19	3,960	4,075,523
Willis Towers Watson PLC, Gtd. Notes	5.750	03/15/21	16,033	16,767,388

				175,180,367

Lodging 1.2%
Marriott International, Inc.,
Sr. Unsec’d. Notes	2.300	01/15/22	36,420	35,013,967
Sr. Unsec’d. Notes	3.000	03/01/19	25,350	25,317,630
Sr. Unsec’d. Notes	3.375	10/15/20	4,195	4,174,542
Sr. Unsec’d. Notes	7.150	12/01/19	10,218	10,532,374
Sr. Unsec’d. Notes, Series N	3.125	10/15/21	2,723	2,701,358

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	37

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Marriott International, Inc., (cont’d.) Sr. Unsec’d. Notes, Series Y, 3 Month LIBOR + 0.600%(a)	3.229	%(c)	12/01/20	19,615	$19,567,819
Sands China Ltd. (Macau), Sr. Unsec’d. Notes, 144A	4.600		08/08/23	10,800	10,728,504

					108,036,194

Machinery-Diversified 0.3%
John Deere Capital Corp., Sr. Unsec’d. Notes	3.650		10/12/23	3,500	3,536,635
Roper Technologies, Inc., Sr. Unsec’d. Notes	3.650		09/15/23	24,750	24,767,932

					28,304,567

Media 2.6%
21st Century Fox America, Inc., Gtd. Notes	5.650		08/15/20	7,180	7,438,902
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.579		07/23/20	2,400	2,397,412
Sr. Sec’d. Notes(a)	4.464		07/23/22	49,305	49,778,604
Comcast Corp.,
Gtd. Notes(a)	3.375		08/15/25	6,908	6,731,294
Gtd. Notes(a)	3.950		10/15/25	19,557	19,788,503
Cox Communications, Inc., Sr. Unsec’d. Notes, 144A	3.150		08/15/24	9,000	8,658,032
Discovery Communications LLC,
Gtd. Notes	2.200		09/20/19	12,440	12,309,852
Gtd. Notes, 144A	2.800		06/15/20	500	494,699
Gtd. Notes, 144A	3.500		06/15/22	30,770	30,381,780
NBCUniversal Enterprise, Inc., Gtd. Notes, 144A	1.974		04/15/19	3,725	3,713,144
NBCUniversal Media LLC, Gtd. Notes	4.375		04/01/21	5,355	5,488,759
Sky Ltd. (United Kingdom), Gtd. Notes, 144A	2.625		09/16/19	11,900	11,810,165
Time Warner Cable LLC,
Sr. Sec’d. Notes	8.250		04/01/19	9,759	9,868,518
Sr. Sec’d. Notes	8.750		02/14/19	10,135	10,191,587
Viacom, Inc., Jr. Sub. Notes	5.875	(ff)	02/28/57	12,500	11,343,655

See Notes to Financial Statements.

38

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Viacom, Inc., (cont’d.)
Sr. Unsec’d. Notes	2.250%		02/04/22	3,287	$3,113,598
Sr. Unsec’d. Notes	3.125		06/15/22	5,000	4,865,755
Sr. Unsec’d. Notes	4.250		09/01/23	3,000	2,988,292
Warner Media LLC,
Gtd. Notes	2.100		06/01/19	14,000	13,919,756
Gtd. Notes	3.400		06/15/22	16,320	16,100,447

					231,382,754

Mining 0.1%
BHP Billiton Finance USA Ltd. (Australia), Gtd. Notes, 144A	6.250	(ff)	10/19/75	2,935	2,996,840
Goldcorp, Inc. (Canada), Sr. Unsec’d. Notes	3.625		06/09/21	10,112	10,081,266

					13,078,106

Office/Business Equipment 0.2%
Pitney Bowes, Inc., Sr. Unsec’d. Notes	3.875		09/15/20	19,179	18,747,472

Oil & Gas 3.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes(a)	4.850		03/15/21	35,825	36,680,501
Apache Corp., Sr. Unsec’d. Notes(a)	3.250		04/15/22	20,504	20,082,075
BP Capital Markets America, Inc.,
Gtd. Notes(a)	2.112		09/16/21	20,440	19,963,471
Gtd. Notes	2.520		09/19/22	15,000	14,505,876
Gtd. Notes	3.790		02/06/24	10,800	10,916,526
Canadian Natural Resources Ltd. (Canada), Sr. Unsec’d. Notes	3.450		11/15/21	11,400	11,317,919
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes(a)	3.000		08/15/22	3,400	3,227,654
Sr. Unsec’d. Notes	5.700		10/15/19	8,082	8,226,985
Continental Resources, Inc., Gtd. Notes(a)	4.500		04/15/23	19,019	18,718,066
Devon Energy Corp., Sr. Unsec’d. Notes	3.250		05/15/22	24,434	23,809,717

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	39

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Devon Energy Corp., (cont’d.)
Sr. Unsec’d. Notes	4.000%		07/15/21	10,941	$10,951,779
Encana Corp. (Canada), Sr. Unsec’d. Notes	3.900		11/15/21	29,370	29,394,827
EOG Resources, Inc.,
Sr. Unsec’d. Notes(a)	2.625		03/15/23	8,550	8,213,973
Sr. Unsec’d. Notes	4.100		02/01/21	3,390	3,439,335
Sr. Unsec’d. Notes	4.400		06/01/20	5,250	5,336,387
EQT Corp., Sr. Unsec’d. Notes	2.500		10/01/20	6,905	6,751,960
Husky Energy, Inc. (Canada),
Sr. Unsec’d. Notes	6.150		06/15/19	4,305	4,367,409
Sr. Unsec’d. Notes(a)	7.250		12/15/19	15,291	15,786,474
Noble Energy, Inc., Sr. Unsec’d. Notes	4.150		12/15/21	18,487	18,573,819
Phillips 66, Gtd. Notes, 3 Month LIBOR + 0.600%	3.289	(c)	02/26/21	7,120	7,040,383

					277,305,136

Oil & Gas Services 0.3%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., Sr. Unsec’d. Notes	2.773		12/15/22	21,720	20,838,110
Schlumberger Holdings Corp., Sr. Unsec’d. Notes, 144A	3.000		12/21/20	10,125	10,037,241

					30,875,351

Packaging & Containers 0.4%
Ball Corp., Gtd. Notes(a)	4.375		12/15/20	1,940	1,947,275
Bemis Co., Inc., Sr. Unsec’d. Notes	6.800		08/01/19	1,879	1,919,621
WestRock RKT Co.,
Gtd. Notes	3.500		03/01/20	13,815	13,802,623
Gtd. Notes	4.450		03/01/19	12,675	12,695,631
WRKCo, Inc., Gtd. Notes, 144A(a)	3.750		03/15/25	10,190	9,998,884

					40,364,034

See Notes to Financial Statements.

40

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pharmaceuticals 7.3%
AbbVie, Inc.,
Sr. Unsec’d. Notes	2.300%	05/14/21	20,430	$19,951,361
Sr. Unsec’d. Notes(a)	2.500	05/14/20	61,995	61,406,611
Sr. Unsec’d. Notes	3.750	11/14/23	16,460	16,376,801
Allergan Funding SCS,
Gtd. Notes	3.000	03/12/20	88,025	87,702,125
Gtd. Notes	3.450	03/15/22	16,180	15,921,810
Bayer US Finance LLC (Germany), Gtd. Notes, 144A	2.375	10/08/19	15,975	15,847,305
Cardinal Health, Inc., Sr. Unsec’d. Notes	2.616	06/15/22	23,985	23,105,602
Cigna Corp., Gtd. Notes, 144A(a)	4.125	11/15/25	13,930	13,910,382
CVS Health Corp.,
Sr. Unsec’d. Notes(a)	2.125	06/01/21	5,000	4,824,323
Sr. Unsec’d. Notes	2.800	07/20/20	69,833	69,202,907
Sr. Unsec’d. Notes	3.700	03/09/23	21,730	21,497,383
Sr. Unsec’d. Notes	4.100	03/25/25	15,496	15,341,386
Sr. Unsec’d. Notes	4.750	12/01/22	7,796	8,043,666
Express Scripts Holding Co.,
Gtd. Notes	3.050	11/30/22	14,900	14,420,229
Gtd. Notes	4.750	11/15/21	29,510	30,354,808
McKesson Corp., Sr. Unsec’d. Notes	2.284	03/15/19	14,800	14,769,372
Mead Johnson Nutrition Co. (United Kingdom), Gtd. Notes	3.000	11/15/20	27,255	27,175,286
Medco Health Solutions, Inc., Gtd. Notes	4.125	09/15/20	2,000	2,021,567
Mylan NV,
Gtd. Notes	2.500	06/07/19	7,156	7,122,345
Gtd. Notes	3.150	06/15/21	25,110	24,556,665
Mylan, Inc., Gtd. Notes	4.200	11/29/23	16,000	15,608,255
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes	1.900	09/23/19	17,540	17,294,191
Gtd. Notes	2.400	09/23/21	47,645	46,071,944
Gtd. Notes	2.875	09/23/23	7,560	7,146,597
Takeda Pharmaceutical Co. Ltd. (Japan), Sr. Unsec’d. Notes, 144A	4.400	11/26/23	10,990	11,110,369

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	41

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)
Teva Pharmaceutical Finance Netherlands III BV (Israel), Gtd. Notes(a)	2.200%	07/21/21	56,780	$52,192,861
Zoetis, Inc., Sr. Unsec’d. Notes	3.450	11/13/20	15,455	15,497,628

				658,473,779

Pipelines 2.2%
DCP Midstream Operating LP,
Gtd. Notes	2.700	04/01/19	4,560	4,522,950
Gtd. Notes, 144A	5.350	03/15/20	16,500	16,561,875
Enable Midstream Partners LP, Sr. Unsec’d. Notes	2.400	05/15/19	6,545	6,507,904
EnLink Midstream Partners LP, Sr. Unsec’d. Notes(a)	4.400	04/01/24	3,675	3,463,258
Enterprise Products Operating LLC,
Gtd. Notes	2.550	10/15/19	14,680	14,602,187
Gtd. Notes	2.850	04/15/21	17,180	17,008,587
EQM Midstream Partners LP, Sr. Unsec’d. Notes	4.750	07/15/23	7,695	7,678,454
Kinder Morgan Energy Partners LP,
Gtd. Notes(a)	2.650	02/01/19	8,300	8,295,564
Gtd. Notes	3.950	09/01/22	10,000	9,995,252
Gtd. Notes	5.000	10/01/21	29,692	30,532,767
Gtd. Notes	6.500	04/01/20	5,000	5,178,044
Kinder Morgan, Inc., Gtd. Notes, 144A	5.000	02/15/21	3,500	3,585,801
MPLX LP,
Sr. Unsec’d. Notes	3.375	03/15/23	1,872	1,817,033
Sr. Unsec’d. Notes	4.500	07/15/23	7,725	7,802,338
ONEOK Partners LP, Gtd. Notes	3.375	10/01/22	6,670	6,548,985
Phillips 66 Partners LP, Sr. Unsec’d. Notes	2.646	02/15/20	3,535	3,504,535
Plains All American Pipeline LP/PAA Finance Corp., Sr. Unsec’d. Notes(a)	3.850	10/15/23	15,980	15,634,855
Texas Eastern Transmission LP, Sr. Unsec’d. Notes, 144A	2.800	10/15/22	1,500	1,442,469
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes(a)	3.600	03/15/22	12,775	12,534,957
Sr. Unsec’d. Notes	4.000	11/15/21	4,559	4,576,731
Sr. Unsec’d. Notes	4.125	11/15/20	2,392	2,410,994

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Williams Cos., Inc. (The), (cont’d.)
Sr. Unsec’d. Notes	4.300%	03/04/24	6,450	$6,427,516
Sr. Unsec’d. Notes	5.250	03/15/20	12,042	12,281,411

				202,914,467

Real Estate 0.3%
Ontario Teachers’ Cadillac Fairview Properties Trust (Canada), Sr. Unsec’d. Notes, 144A	3.125	03/20/22	25,160	24,977,600

Real Estate Investment Trusts (REITs) 2.6%
AvalonBay Communities, Inc., Sr. Unsec’d. Notes, GMTN	2.950	09/15/22	10,258	10,101,225
Brandywine Operating Partnership LP,
Gtd. Notes	3.950	02/15/23	5,450	5,420,407
Gtd. Notes	4.100	10/01/24	2,000	1,978,349
Brixmor Operating Partnership LP, Sr. Unsec’d. Notes	3.875	08/15/22	5,600	5,583,585
Crown Castle International Corp., Sr. Unsec’d. Notes	4.875	04/15/22	33,867	34,848,576
Digital Realty Trust LP,
Gtd. Notes	2.750	02/01/23	10,050	9,601,736
Gtd. Notes	3.400	10/01/20	6,235	6,215,094
Gtd. Notes	5.875	02/01/20	20,020	20,425,490
ERP Operating LP, Sr. Unsec’d. Notes	2.375	07/01/19	11,370	11,334,859
Government Properties Income Trust, Sr. Unsec’d. Notes	3.750	08/15/19	5,100	5,105,001
HCP, Inc., Sr. Unsec’d. Notes	3.150	08/01/22	13,097	12,774,149
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes	3.875	04/01/24	3,700	3,650,098
Sr. Unsec’d. Notes, Series D	3.750	10/15/23	3,330	3,266,217
Liberty Property LP, Sr. Unsec’d. Notes	4.750	10/01/20	6,000	6,119,986
Scentre Group Trust 1/Scentre Group Trust 2 (Australia), Gtd. Notes, 144A	2.375	11/05/19	9,100	9,012,380
Ventas Realty LP, Gtd. Notes	3.100	01/15/23	24,030	23,431,726
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	3.250	08/15/22	3,100	3,063,342

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	43

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
WEA Finance LLC/Westfield UK & Europe Finance PLC (France),
Gtd. Notes, 144A	2.700%	09/17/19	5,400	$5,376,090
Gtd. Notes, 144A	3.250	10/05/20	13,485	13,466,274
Welltower, Inc.,
Sr. Unsec’d. Notes	3.950	09/01/23	9,780	9,804,369
Sr. Unsec’d. Notes	5.250	01/15/22	20,485	21,295,319
Sr. Unsec’d. Notes	6.125	04/15/20	5,930	6,117,116
Weyerhaeuser Co., Sr. Unsec’d. Notes	7.375	10/01/19	7,607	7,816,392

				235,807,780

Retail 0.6%
AutoZone, Inc., Sr. Unsec’d. Notes	2.500	04/15/21	6,310	6,170,350
Dollar Tree, Inc., Sr. Unsec’d. Notes(a)	3.700	05/15/23	12,500	12,291,681
L Brands, Inc., Gtd. Notes	6.625	04/01/21	9,375	9,609,375
Macy’s Retail Holdings, Inc., Gtd. Notes(a)	4.375	09/01/23	10,620	10,479,234
Walgreens Boots Alliance, Inc., Sr. Unsec’d. Notes	2.700	11/18/19	11,240	11,175,851

				49,726,491

Savings & Loans 0.1%
First Niagara Financial Group, Inc., Sub. Notes	7.250	12/15/21	12,000	13,120,695

Semiconductors 1.6%
Broadcom Corp./Broadcom Cayman Finance Ltd., Gtd. Notes	3.000	01/15/22	50,670	48,729,512
KLA-Tencor Corp., Sr. Unsec’d. Notes	3.375	11/01/19	2,550	2,546,504
NVIDIA Corp., Sr. Unsec’d. Notes	2.200	09/16/21	34,535	33,755,837
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	3.875	09/01/22	15,000	14,400,000
Gtd. Notes, 144A	4.625	06/01/23	2,645	2,592,100

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Semiconductors (cont’d.)
QUALCOMM, Inc.,
Sr. Unsec’d. Notes	2.600%	01/30/23	4,090	$3,935,902
Sr. Unsec’d. Notes(a)	3.000	05/20/22	35,000	34,433,097

				140,392,952

Software 1.3%
CA, Inc., Sr. Unsec’d. Notes	3.600	08/15/22	22,265	21,735,341
Electronic Arts, Inc., Sr. Unsec’d. Notes	3.700	03/01/21	15,115	15,221,760
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	2.250	08/15/21	15,425	14,895,654
Sr. Unsec’d. Notes	3.625	10/15/20	12,110	12,165,049
First Data Corp., Sr. Sec’d. Notes, 144A(a)	5.375	08/15/23	7,850	7,712,625
Fiserv, Inc.,
Sr. Unsec’d. Notes	2.700	06/01/20	15,210	15,096,947
Sr. Unsec’d. Notes	3.800	10/01/23	7,805	7,853,605
Microsoft Corp., Sr. Unsec’d. Notes	2.875	02/06/24	6,430	6,369,384
Oracle Corp., Sr. Unsec’d. Notes(a)	1.900	09/15/21	18,460	17,910,030

				118,960,395

Telecommunications 3.5%
America Movil SAB de CV (Mexico), Gtd. Notes	5.000	03/30/20	11,400	11,597,850
AT&T, Inc.,
Sr. Unsec’d. Notes	2.450	06/30/20	67,815	66,932,506
Sr. Unsec’d. Notes(a)	3.000	06/30/22	7,185	7,007,178
Sr. Unsec’d. Notes	3.800	03/15/22	14,195	14,256,892
Sr. Unsec’d. Notes(a)	3.800	03/01/24	41,995	41,571,367
Sr. Unsec’d. Notes(a)	4.600	02/15/21	4,700	4,807,184
Sr. Unsec’d. Notes	5.200	03/15/20	10,000	10,216,367
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	2.350	02/14/19	6,800	6,790,905
Deutsche Telekom International Finance BV (Germany),
Gtd. Notes, 144A	1.950	09/19/21	21,860	20,974,034
Gtd. Notes, 144A	2.820	01/19/22	32,770	32,032,540
Orange SA (France), Sr. Unsec’d. Notes	2.750	02/06/19	21,115	21,102,561

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	45

Schedule of Investments (continued)

as of December 31, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Orange SA (France), (cont’d.)
Sr. Unsec’d. Notes	5.375%	07/08/19	4,828	$4,880,549
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Sr. Sec’d. Notes, 144A	3.360	03/20/23	17,188	16,972,656
Telefonos de Mexico SAB de CV (Mexico), Gtd. Notes	5.500	11/15/19	8,700	8,839,635
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	3.125	03/16/22	34,480	34,250,160
Sr. Unsec’d. Notes(a)	4.600	04/01/21	16,900	17,448,380

				319,680,764

Transportation 0.1%
Ryder System, Inc., Sr. Unsec’d. Notes, MTN	2.650	03/02/20	7,480	7,411,141

Trucking & Leasing 0.3%
Penske Truck Leasing Co. Lp/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	2.500	06/15/19	11,175	11,122,077
Sr. Unsec’d. Notes, 144A(a)	3.200	07/15/20	17,770	17,681,383
Sr. Unsec’d. Notes, 144A	3.300	04/01/21	1,200	1,191,852

				29,995,312

TOTAL CORPORATE BONDS (cost $8,015,595,163)				7,864,856,977

MUNICIPAL BOND 0.0%

Alabama
Alabama Economic Settlement Authority, Series B, Revenue Bonds (cost $4,635,000)	3.163	09/15/25	4,635	4,597,966

U.S. TREASURY OBLIGATION 0.0%
U.S. Treasury Notes (cost $1,997)	3.000	09/30/25	2	2,051

See Notes to Financial Statements.

46

Description	Shares	Value
PREFERRED STOCK 0.0%

Banks
Citigroup Capital XIII 8.890% (cost $3,342,000)	132,000	$3,488,760

TOTAL LONG-TERM INVESTMENTS (cost $9,117,667,277)		8,955,837,509

SHORT-TERM INVESTMENTS 5.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	78,655,399	78,655,399
PGIM Institutional Money Market Fund (cost $416,534,246; includes $415,718,474 of cash collateral for securities on loan)(b)(w)	416,570,497	416,528,840

TOTAL SHORT-TERM INVESTMENTS (cost $495,189,645)		495,184,239

TOTAL INVESTMENTS 104.1% (cost $9,612,856,922)		9,451,021,748
Liabilities in excess of other assets(z) (4.1)%		(372,724,279)

NET ASSETS 100.0%		$9,078,297,469

The following abbreviations are used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CLO—Collateralized Loan Obligation

GMTN—Global Medium Term Note

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

OTC—Over-the-counter

REITs—Real Estate Investment Trusts

#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $407,698,713; cash collateral of $415,718,474 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2018.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(rr)	Perpetual security with no stated maturity date.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	47

Schedule of Investments (continued)

as of December 31, 2018

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2018:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
4,780	2 Year U.S. Treasury Notes	Mar. 2019	$1,014,853,750	$6,923,133
6,324	5 Year U.S. Treasury Notes	Mar. 2019	725,283,750	12,064,678
19	10 Year U.S. Treasury Notes	Mar. 2019	2,318,297	2,051
35	30 Year U.S. Ultra Treasury Bonds	Mar. 2019	5,622,969	(8,804)

				18,981,058

	Short Position:
165	20 Year U.S. Treasury Bonds	Mar. 2019	24,090,000	(1,111,355)

				$17,869,703

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral to cover requirements for open centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets Inc.	$6,635,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$796,716,504	$—
Bank Loan	—	7,284,533	—
Commercial Mortgage-Backed Securities	—	278,890,718	—

See Notes to Financial Statements.

48

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Corporate Bonds	$—	$7,864,856,977	$—
Municipal Bond	—	4,597,966	—
U.S. Treasury Obligation	—	2,051	—
Preferred Stock	3,488,760	—	—
Affiliated Mutual Funds	495,184,239	—	—
Other Financial Instruments*
Futures Contracts	17,869,703	—	—

Total	$516,542,702	$8,952,348,749	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2018 were as follows (unaudited):

Banks	23.0%
Collateralized Loan Obligations	8.8
Pharmaceuticals	7.3
Electric	6.5
Affiliated Mutual Funds (4.6% represents investments purchased with collateral from securities on loan)	5.5
Auto Manufacturers	3.9
Telecommunications	3.5
Chemicals	3.2
Commercial Mortgage-Backed Securities	3.1
Foods	3.1
Oil & Gas	3.1
Real Estate Investment Trusts (REITs)	2.6
Media	2.6
Healthcare-Services	2.3
Healthcare-Products	2.2
Pipelines	2.2
Biotechnology	2.2
Insurance	1.9
Diversified Financial Services	1.8
Semiconductors	1.6
Airlines	1.3
Software	1.3
Commercial Services	1.3
Lodging	1.2
Agriculture	1.1
Beverages	0.9
Building Materials	0.9
Retail	0.6
Electronics	0.5
Aerospace & Defense	0.5%
Computers	0.5
Household Products/Wares	0.5
Packaging & Containers	0.4
Oil & Gas Services	0.3
Trucking & Leasing	0.3
Machinery-Diversified	0.3
Auto Parts & Equipment	0.3
Real Estate	0.3
Home Builders	0.2
Office/Business Equipment	0.2
Forest Products & Paper	0.2
Savings & Loans	0.1
Mining	0.1
Home Furnishings	0.1
Housewares	0.1
Gas	0.1
Transportation	0.1
Municipal	0.0 *
Advertising	0.0 *
U.S. Treasury Obligation	0.0 *

104.1
Liabilities in excess of other assets	(4.1)

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	49

Schedule of Investments (continued)

as of December 31, 2018

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2018 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/ to broker— variation margin futures	$18,989,862	*	Due from/ to broker— variation margin futures	$1,120,159	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$(33,179,678)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Interest rate contracts	$23,311,620

For the year ended December 31, 2018, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)	Futures Contracts— Short Positions(1)
$2,190,634,136	$140,401,269

(1)	Notional Amount in USD.

See Notes to Financial Statements.

50

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$407,698,713	$(407,698,713)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	51

Statement of Assets and Liabilities

as of December 31, 2018

Assets
Investments at value, including securities on loan of $407,698,713:
Unaffiliated investments (cost $9,117,667,277)	$8,955,837,509
Affiliated investments (cost $495,189,645)	495,184,239
Cash	44,832
Dividends and interest receivable	75,552,096
Receivable for Fund shares sold	30,839,498
Deposit with broker for centrally cleared/exchange-traded derivatives	6,635,000
Due from broker—variation margin futures	2,053,253
Prepaid expenses	61,764

Total Assets	9,566,208,191

Liabilities
Payable to broker for collateral for securities on loan	415,718,474
Payable for Fund shares reacquired	62,364,332
Dividends payable	3,264,830
Management fee payable	3,121,607
Accrued expenses and other liabilities	2,372,478
Distribution fee payable	1,021,197
Affiliated transfer agent fee payable	47,804

Total Liabilities	487,910,722

Net Assets	$9,078,297,469

Net assets were comprised of:
Common stock, at par	$8,455,453
Paid-in capital in excess of par	9,689,249,533
Total distributable earnings (loss)	(619,407,517)

Net assets, December 31, 2018	$9,078,297,469

See Notes to Financial Statements.

52

Class A
Net asset value and redemption price per share, ($1,173,933,939 ÷ 109,559,982 shares of common stock issued and outstanding)	$10.71
Maximum sales charge (3.25% of offering price)	0.36

Maximum offering price to public	$11.07

Class B
Net asset value, offering price and redemption price per share,
($2,430,457 ÷ 226,849 shares of common stock issued and outstanding)	$10.71

Class C
Net asset value, offering price and redemption price per share,
($825,668,136 ÷ 77,051,269 shares of common stock issued and outstanding)	$10.72

Class R
Net asset value, offering price and redemption price per share,
($143,370,159 ÷ 13,379,921 shares of common stock issued and outstanding)	$10.72

Class Z
Net asset value, offering price and redemption price per share,
($5,716,205,329 ÷ 532,152,506 shares of common stock issued and outstanding)	$10.74

Class R2
Net asset value, offering price and redemption price per share,
($61,336 ÷ 5,703 shares of common stock issued and outstanding)	$10.75

Class R4
Net asset value, offering price and redemption price per share,
($375,156 ÷ 34,877 shares of common stock issued and outstanding)	$10.76

Class R6
Net asset value, offering price and redemption price per share,
($1,216,252,957 ÷ 113,134,229 shares of common stock issued and outstanding)	$10.75

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	53

Statement of Operations

Year Ended December 31, 2018

Net Investment Income (Loss)
Income
Interest income	$293,126,102
Affiliated dividend income	2,916,092
Income from securities lending, net (including affiliated income of $622,901)	737,366
Unaffiliated dividend income	278,728

Total income	297,058,288

Expenses
Management fee	39,731,291
Distribution fee(a)	14,116,505
Shareholder servicing fees(a)	94
Transfer agent’s fees and expenses (including affiliated expense of $502,263)(a)	9,544,530
Custodian and accounting fees	614,189
Shareholders’ reports	462,054
Registration fees(a)	292,998
Directors’ fees	214,770
Legal fees and expenses	84,770
Audit fee	43,811
Miscellaneous	149,838

Total expenses	65,254,850
Less: Fee waiver and/or expense reimbursement(a)	(40,124)
Distribution fee waiver(a)	(390,019)

Net expenses	64,824,707

Net investment income (loss)	232,233,581

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,551))	(12,996,810)
Futures transactions	(33,179,678)

(46,176,488)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(1,396))	(168,349,420)
Futures	23,311,620

(145,037,800)

Net gain (loss) on investment transactions	(191,214,288)

Net Increase (Decrease) In Net Assets Resulting From Operations	$41,019,293

See Notes to Financial Statements.

54

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	3,184,275	52,111	9,709,992	1,170,066	—	61	—	—
Shareholder servicing fees	—	—	—	—	—	25	69	—
Transfer agent’s fees and expenses	1,526,801	11,610	741,203	252,804	7,004,923	1,557	1,562	4,070
Registration fees	61,613	17,167	26,860	20,029	77,962	18,570	18,570	52,227
Fee waiver and/or expense reimbursement	—	—	—	—	—	(20,091)	(20,033)	—
Distribution fee waiver	—	—	—	(390,019)	—	—	—	—

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	55

Statements of Changes in Net Assets

	Year Ended December 31,

	2018		2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$232,233,581	$205,965,688
Net realized gain (loss) on investment transactions		(46,176,488)	(4,224,012)
Net change in unrealized appreciation (depreciation) on investments		(145,037,800)	(2,855,777)

Net increase (decrease) in net assets resulting from operations		41,019,293	198,885,899

Dividends and Distributions
Distributions from distributable earnings*
Class A		(32,509,834)	—
Class B		(69,565)	—
Class C		(17,887,217)	—
Class R		(3,514,600)	—
Class Z		(179,871,432)	—
Class R2		(610)	—
Class R4		(1,952)	—
Class R6		(33,417,254)	—

		(267,272,464)	—

Dividends from net investment income*
Class A			(34,507,939)
Class B			(251,177)
Class C			(21,970,146)
Class R			(3,726,181)
Class Z			(180,796,057)
Class R2			(3)
Class R4			(3)
Class R6			(20,970,461)

		*	(262,221,967)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold		3,100,527,330	4,164,152,396
Net asset value of shares issued in reinvestment of dividends and distributions		217,554,034	204,396,947
Cost of shares reacquired		(4,513,992,507)	(4,105,610,345)

Net increase (decrease) in net assets from Fund share transactions		(1,195,911,143)	262,938,998

Total increase (decrease)		(1,422,164,314)	199,602,930

Net Assets:
Beginning of year		10,500,461,783	10,300,858,853

End of year(a)		$9,078,297,469	$10,500,461,783

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$149,242

*	For the year ended December 31, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

56

Notes to Financial Statements

Prudential Short-Term Corporate Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was established as a corporation under Maryland law on June 11, 2018. The Company is comprised of one series known as PGIM Short-Term Corporate Bond Fund (the “Fund”). Prior to June 11, 2018, the Company did not include any series. Effective June 11, 2018, the Company was reorganized as a series company, with the Fund as its sole series and the fund’s Class Q shares were renamed Class R6 shares.

The investment objective of the Fund is high current income consistent with the preservation of principal.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

PGIM Short-Term Corporate Bond Fund	57

Notes to Financial Statements (continued)

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that

58

unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under federal securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Board. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

PGIM Short-Term Corporate Bond Fund	59

Notes to Financial Statements (continued)

by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a Subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of

60

the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the Subadviser’s performance of such services. In addition, under

PGIM Short-Term Corporate Bond Fund	61

Notes to Financial Statements (continued)

the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.40% of the Fund’s average daily net assets up to $10 billion; and 0.39% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.40% for the year ended December 31, 2018.

The Manager has contractually agreed, through April 30, 2020, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.92% of average daily net assets for Class R2 shares or 0.67% of average daily net assets for Class R4 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Where applicable, the Manager voluntarily agreed through December 31, 2018, to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating

62

expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Effective January 1, 2019 this voluntary agreement became part of the Fund’s contractual waiver agreement through April 30, 2020 and is subject to recoupment by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25%, 1%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS contractually agreed through April 30, 2020 to limit such fees to 0.50% of the average daily net assets of Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

PIMS has advised the Fund that it received $671,442 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 2018. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended December 31, 2018, it received $32,152, $5,825 and $83,387 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Short-Term Corporate Bond Fund	63

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the year ended December 31, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund and Money Market Fund are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2018, were $2,294,863,793 and $3,407,476,639, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended December 31, 2018, is presented as follows:

64

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$130,597,952	$2,079,749,159	$2,131,691,712	$—	$—	$78,655,399	78,655,399	$2,916,092
PGIM Institutional Money Market Fund*
154,070,733	1,898,133,674	1,635,670,620	(1,396)	(3,551)	416,528,840	416,570,497	622,901	**

$284,668,685	$3,977,882,833	$3,767,362,332	$(1,396)	$(3,551)	$495,184,239		$3,538,993

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended December 31, 2018, the adjustments were to decrease total distributable loss and decrease paid-in capital in excess of par by $1,603,868 due to the expiration of a capital loss carryforward. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the years ended December 31, 2018 and December 31, 2017, the tax character of dividends paid by the Fund were $267,272,464 and $262,221,967 of ordinary income, respectively.

As of December 31, 2018, the accumulated undistributed earnings on a tax basis was $1,153 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of December 31, 2018 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$9,707,172,283	$5,628,896	$(243,909,728)	$(238,280,832)

The difference between book basis and tax basis is primarily attributable to the differences in the treatment of accreting market discount and premium amortization for book and tax purposes, deferred losses on wash sales and appreciation on futures.

PGIM Short-Term Corporate Bond Fund	65

Notes to Financial Statements (continued)

For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2018 of approximately $381,128,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. The Fund expired approximately $1,603,000 of its capital loss carryforward during the fiscal year ended December 31, 2018.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 18 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 0.50%. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class R shares are available to certain retirement plans, clearing and settlement firms. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 3 billion shares of common stock, $0.01 par value per share, authorized and divided into nine classes, designated Class A, Class B, Class C, Class R, Class Z, Class T, Class R2, Class R4 and Class R6 common stock, each of which consists of 350 million, 5 million, 300 million, 75 million, 1,675 million, 170 million, 75 million, 75 million and 275 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

66

As of December 31, 2018, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 933 Class R2 shares, 935 Class R4 shares and 54,400 Class R6 shares of the Fund. At reporting period end, nine shareholders of record held 80% of the Fund’s outstanding shares, each holding greater than 5% of outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended December 31, 2018:
Shares sold	33,235,053	$357,895,339
Shares issued in reinvestment of dividends and distributions	2,810,669	30,231,580
Shares reacquired	(47,067,538)	(506,592,277)

Net increase (decrease) in shares outstanding before conversion	(11,021,816)	(118,465,358)
Shares issued upon conversion from other share class(es)	3,870,230	41,601,360
Shares reacquired upon conversion into other share class(es)	(8,716,456)	(93,717,253)

Net increase (decrease) in shares outstanding	(15,868,042)	$(170,581,251)

Year ended December 31, 2017:
Shares sold	46,390,024	$512,177,198
Shares issued in reinvestment of dividends and distributions	2,808,090	30,985,777
Shares reacquired	(39,068,524)	(430,665,081)

Net increase (decrease) in shares outstanding before conversion	10,129,590	112,497,894
Shares issued upon conversion from other share class(es)	2,638,903	29,132,544
Shares reacquired upon conversion into other share class(es)	(56,319,907)	(621,999,879)

Net increase (decrease) in shares outstanding	(43,551,414)	$(480,369,441)

Class B
Year ended December 31, 2018:
Shares sold	32,369	$347,284
Shares issued in reinvestment of dividends and distributions	5,682	61,187
Shares reacquired	(248,684)	(2,683,728)

Net increase (decrease) in shares outstanding before conversion	(210,633)	(2,275,257)
Shares reacquired upon conversion into other share class(es)	(414,104)	(4,456,516)

Net increase (decrease) in shares outstanding	(624,737)	$(6,731,773)

Year ended December 31, 2017:
Shares sold	89,101	$984,921
Shares issued in reinvestment of dividends and distributions	20,264	223,771
Shares reacquired	(470,237)	(5,188,522)

Net increase (decrease) in shares outstanding before conversion	(360,872)	(3,979,830)
Shares reacquired upon conversion into other share class(es)	(606,628)	(6,693,033)

Net increase (decrease) in shares outstanding	(967,500)	$(10,672,863)

PGIM Short-Term Corporate Bond Fund	67

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended December 31, 2018:
Shares sold	4,901,922	$52,780,284
Shares issued in reinvestment of dividends and distributions	1,401,772	15,080,131
Shares reacquired	(29,973,122)	(322,592,375)

Net increase (decrease) in shares outstanding before conversion	(23,669,428)	(254,731,960)
Shares reacquired upon conversion into other share class(es)	(3,238,525)	(34,843,915)

Net increase (decrease) in shares outstanding	(26,907,953)	$(289,575,875)

Year ended December 31, 2017:
Shares sold	10,767,235	$118,872,275
Shares issued in reinvestment of dividends and distributions	1,620,697	17,886,404
Shares reacquired	(32,203,096)	(355,415,596)

Net increase (decrease) in shares outstanding before conversion	(19,815,164)	(218,656,917)
Shares issued upon conversion from other share class(es)	3	37
Shares reacquired upon conversion into other share class(es)	(7,535,663)	(83,241,220)

Net increase (decrease) in shares outstanding	(27,350,824)	$(301,898,100)

Class R
Year ended December 31, 2018:
Shares sold	1,447,865	$15,595,672
Shares issued in reinvestment of dividends and distributions	313,541	3,372,476
Shares reacquired	(3,573,300)	(38,439,107)

Net increase (decrease) in shares outstanding before conversion	(1,811,894)	(19,470,959)
Shares reacquired upon conversion into other share class(es)	(115,766)	(1,237,538)

Net increase (decrease) in shares outstanding	(1,927,660)	$(20,708,497)

Year ended December 31, 2017:
Shares sold	2,649,121	$29,248,138
Shares issued in reinvestment of dividends and distributions	323,647	3,572,085
Shares reacquired	(3,520,182)	(38,845,116)

Net increase (decrease) in shares outstanding before conversion	(547,414)	(6,024,893)
Shares reacquired upon conversion into other share class(es)	(3,187)	(35,350)

Net increase (decrease) in shares outstanding	(550,601)	$(6,060,243)

68

Class Z	Shares	Amount
Year ended December 31, 2018:
Shares sold	204,439,217	$2,208,082,991
Shares issued in reinvestment of dividends and distributions	12,563,106	135,420,944
Shares reacquired	(309,786,757)	(3,340,132,837)

Net increase (decrease) in shares outstanding before conversion	(92,784,434)	(996,628,902)
Shares issued upon conversion from other share class(es)	10,973,819	118,317,777
Shares reacquired upon conversion into other share class(es)	(4,627,014)	(49,851,729)

Net increase (decrease) in shares outstanding	(86,437,629)	$(928,162,854)

Year ended December 31, 2017:
Shares sold	254,707,470	$2,818,570,036
Shares issued in reinvestment of dividends and distributions	11,818,323	130,763,718
Shares reacquired	(282,704,132)	(3,125,582,309)

Net increase (decrease) in shares outstanding before conversion	(16,178,339)	(176,248,555)
Shares issued upon conversion from other share class(es)	63,311,060	700,419,036
Shares reacquired upon conversion into other share class(es)	(33,788,806)	(373,394,779)

Net increase (decrease) in shares outstanding	13,343,915	$150,775,702

Class R2
Year ended December 31, 2018:
Shares sold	4,820	$51,955
Shares issued in reinvestment of dividends and distributions	56	610
Shares reacquired	(83)	(894)

Net increase (decrease) in shares outstanding	4,793	$51,671

Period ended December 31, 2017*:
Shares sold	910	$10,000
Shares issued in reinvestment of dividends and distributions	—	3

Net increase (decrease) in shares outstanding	910	$10,003

Class R4
Year ended December 31, 2018:
Shares sold	34,068	$365,540
Shares issued in reinvestment of dividends and distributions	33	360
Shares reacquired	(134)	(1,437)

Net increase (decrease) in shares outstanding	33,967	$364,463

Period ended December 31, 2017*:
Shares sold	910	$10,000
Shares issued in reinvestment of dividends and distributions	—	3

Net increase (decrease) in shares outstanding	910	$10,003

PGIM Short-Term Corporate Bond Fund	69

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended December 31, 2018:
Shares sold	43,080,449	$465,408,265
Shares issued in reinvestment of dividends and distributions	3,095,739	33,386,746
Shares reacquired	(28,144,751)	(303,549,852)

Net increase (decrease) in shares outstanding before conversion	18,031,437	195,245,159
Shares issued upon conversion from other share class(es)	2,287,230	24,637,404
Shares reacquired upon conversion into other share class(es)	(41,662)	(449,590)

Net increase (decrease) in shares outstanding	20,277,005	$219,432,973

Year ended December 31, 2017:
Shares sold	61,783,408	$684,279,828
Shares issued in reinvestment of dividends and distributions	1,893,678	20,965,186
Shares reacquired	(13,540,010)	(149,913,721)

Net increase (decrease) in shares outstanding before conversion	50,137,076	555,331,293
Shares issued upon conversion from other share class(es)	32,201,749	356,149,590
Shares reacquired upon conversion into other share class(es)	(30,449)	(336,946)

Net increase (decrease) in shares outstanding	82,308,376	$911,143,937

*	Commencement of offering was December 27, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Fund had another SCA that provided a commitment of $900 million and the Fund paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under the SCAs is paid monthly and at a per annum interest rate based upon a contractual spread plus the higher of (1) the effective federal funds rate, (2) the 1-month LIBOR rate or (3) zero percent.

Other affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager

70

to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended December 31, 2018. The balance for the 1 day that the Fund had a loan outstanding during the period was $15,763,000, borrowed at an interest rate of 3.63%. At December 31, 2018, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply.

PGIM Short-Term Corporate Bond Fund	71

Notes to Financial Statements (continued)

This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the Subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on

72

the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, the Manager is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

PGIM Short-Term Corporate Bond Fund	73

Financial Highlights

Class A Shares
		Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.95	$11.01	$11.00	$11.19	$11.33
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.21	0.19	0.19	0.20
Net realized and unrealized gain (loss) on investment transactions	(0.20)	-	0.08	(0.10)	(0.04)
Total from investment operations	0.04	0.21	0.27	0.09	0.16
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.26)	(0.28)	(0.30)
Net asset value, end of year	$10.71	$10.95	$11.01	$11.00	$11.19
Total Return(b):	0.34%	1.91%	2.50%	0.81%	1.42%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,173,934	$1,373,562	$1,861,163	$1,801,167	$2,194,768
Average net assets (000)	$1,273,713	$1,413,981	$1,751,490	$1,984,349	$2,686,658
Ratios to average net assets(c)(d)(e):
Expenses after waivers and/or expense reimbursement	0.79%	0.78%	0.77%	0.77%	0.78%
Expenses before waivers and/or expense reimbursement	0.79%	0.78%	0.77%	0.78%	0.83%
Net investment income (loss)	2.20%	1.90%	1.72%	1.73%	1.79%
Portfolio turnover rate	36%	50%	51%	49%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(d)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

74

Class B Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.95	$11.01	$11.00	$11.19	$11.33
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.12	0.11	0.11	0.12
Net realized and unrealized gain (loss) on investment transactions	(0.19)	-	0.08	(0.10)	(0.04)
Total from investment operations	(0.08)	0.12	0.19	0.01	0.08
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.18)	(0.18)	(0.20)	(0.22)
Net asset value, end of year	$10.71	$10.95	$11.01	$11.00	$11.19
Total Return(b):	(0.75)%	1.08%	1.73%	0.06%	0.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,430	$9,327	$20,035	$28,396	$41,808
Average net assets (000)	$5,211	$15,507	$25,008	$34,875	$51,023
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.97%	1.57%	1.52%	1.52%	1.53%
Expenses before waivers and/or expense reimbursement	1.97%	1.57%	1.52%	1.52%	1.53%
Net investment income (loss)	0.98%	1.10%	0.98%	0.99%	1.04%
Portfolio turnover rate	36%	50%	51%	49%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	75

Financial Highlights (continued)

Class C Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.95	$11.01	$11.00	$11.19	$11.33
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.13	0.11	0.11	0.12
Net realized and unrealized gain (loss) on investment transactions	(0.19)	-	0.08	(0.10)	(0.04)
Total from investment operations	(0.03)	0.13	0.19	0.01	0.08
Less Dividends and Distributions:
Dividends from net investment income	(0.20)	(0.19)	(0.18)	(0.20)	(0.22)
Net asset value, end of year	$10.72	$10.95	$11.01	$11.00	$11.19
Total Return(b):	(0.27)%	1.16%	1.73%	0.06%	0.67%

Ratios/Supplemental Data:
Net assets, end of year (000)	$825,668	$1,138,547	$1,446,238	$1,535,414	$1,744,748
Average net assets (000)	$970,998	$1,298,103	$1,536,399	$1,632,383	$1,861,288
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.49%	1.52%	1.52%	1.52%	1.53%
Expenses before waivers and/or expense reimbursement	1.49%	1.52%	1.52%	1.52%	1.53%
Net investment income (loss)	1.49%	1.16%	0.98%	0.99%	1.04%
Portfolio turnover rate	36%	50%	51%	49%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

76

Class R Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.95	$11.01	$11.00	$11.19	$11.33
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.18	0.16	0.17	0.17
Net realized and unrealized gain (loss) on investment transactions	(0.19)	-	0.09	(0.11)	(0.04)
Total from investment operations	0.01	0.18	0.25	0.06	0.13
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.25)	(0.27)
Net asset value, end of year	$10.72	$10.95	$11.01	$11.00	$11.19
Total Return(b):	0.13%	1.63%	2.24%	0.57%	1.17%

Ratios/Supplemental Data:
Net assets, end of year (000)	$143,370	$167,645	$174,661	$157,207	$142,496
Average net assets (000)	$156,009	$172,119	$167,164	$149,553	$129,408
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.09%	1.05%	1.02%	1.02%	1.03%
Expenses before waivers and/or expense reimbursement	1.34%	1.30%	1.27%	1.27%	1.28%
Net investment income (loss)	1.90%	1.62%	1.48%	1.48%	1.54%
Portfolio turnover rate	36%	50%	51%	49%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	77

Financial Highlights (continued)

Class Z Shares
	Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.98	$11.04	$11.03	$11.22	$11.36
Income (loss) from investment operations:
Net investment income (loss)	0.27	0.24	0.22	0.22	0.23
Net realized and unrealized gain (loss) on investment transactions	(0.21)	-	0.08	(0.10)	(0.04)
Total from investment operations	0.06	0.24	0.30	0.12	0.19
Less Dividends and Distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.29)	(0.31)	(0.33)
Net asset value, end of year	$10.74	$10.98	$11.04	$11.03	$11.22
Total Return(b):	0.61%	2.17%	2.76%	1.07%	1.68%

Ratios/Supplemental Data:
Net assets, end of year (000)	$5,716,205	$6,791,114	$6,682,219	$5,281,386	$5,288,222
Average net assets (000)	$6,387,796	$6,712,127	$6,041,649	$5,313,632	$4,823,460
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.53%	0.53%	0.52%	0.52%	0.53%
Expenses before waivers and/or expense reimbursement	0.53%	0.53%	0.52%	0.52%	0.53%
Net investment income (loss)	2.46%	2.15%	1.98%	1.99%	2.04%
Portfolio turnover rate	36%	50%	51%	49%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

78

Class R2 Shares
	Year Ended December 31, 2018	December 27, 2017(a) through December 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.99	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.23	-	(c)
Net realized and unrealized gain (loss) on investment transactions	(0.21)	-	(c)
Total from investment operations	0.02	-
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	-	(c)
Net asset value, end of period	$10.75	$10.99
Total Return(d):	0.23%	0.03%
Ratios/Supplemental Data:
Net assets, end of period (000)	$61	$10
Average net assets (000)	$24	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.92%	0.91%	(f)
Expenses before waivers and/or expense reimbursement	83.41%	174.19%	(f)
Net investment income (loss)	2.13%	1.82%	(f)
Portfolio turnover rate	36%	50%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	79

Financial Highlights (continued)

Class R4 Shares
	Year Ended December 31, 2018	December 27, 2017(a) through December 31, 2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.99	$10.99
Income (loss) from investment operations:
Net investment income (loss)	0.26	-	(c)
Net realized and unrealized gain (loss) on investment transactions	(0.20)	-	(c)
Total from investment operations	0.06	-
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	-	(c)
Net asset value, end of period	$10.76	$10.99
Total Return(d):	0.59%	0.03%
Ratios/Supplemental Data:
Net assets, end of period (000)	$375	$10
Average net assets (000)	$69	$10
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.67%	0.66%	(f)
Expenses before waivers and/or expense reimbursement	29.85%	173.93%	(f)
Net investment income (loss)	2.45%	2.08%	(f)
Portfolio turnover rate	36%	50%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.

See Notes to Financial Statements.

80

Class R6 Shares
		Year Ended December 31,
	2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.99	$11.05	$11.04	$11.23	$11.36
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.25	0.23	0.23	0.24
Net realized and unrealized gain (loss) on investment transactions	(0.20)	-	0.08	(0.10)	(0.02)
Total from investment operations	0.08	0.25	0.31	0.13	0.22
Less Dividends and Distributions:
Dividends from net investment income	(0.32)	(0.31)	(0.30)	(0.32)	(0.35)
Net asset value, end of year	$10.75	$10.99	$11.05	$11.04	$11.23
Total Return(b):	0.72%	2.30%	2.85%	1.17%	1.94%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,216,253	$1,020,248	$116,543	$90,807	$89,604
Average net assets (000)	$1,139,003	$741,165	$143,488	$89,233	$43,439
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.42%	0.42%	0.42%	0.42%	0.43%
Expenses before waivers and/or expense reimbursement	0.42%	0.42%	0.42%	0.42%	0.43%
Net investment income (loss)	2.58%	2.27%	2.08%	2.08%	2.14%
Portfolio turnover rate	36%	50%	51%	49%	54%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective October 1, 2017, class specific expenses include Transfer Agent Fees and expenses and Registration Fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.

See Notes to Financial Statements.

PGIM Short-Term Corporate Bond Fund	81

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Short-Term Corporate Bond Fund

and the Board of Directors of Prudential Short-Term Corporate Bond Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Short-Term Corporate Bond Fund (formerly Prudential Short-Term Corporate Bond Fund, Inc.) (the Fund), a series of Prudential Short-Term Corporate Bond Fund, Inc., including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agents, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

February 15, 2019

82

Federal Income Tax Information (unaudited)

For the year ended December 31, 2018, the Fund reports the maximum amount allowable but not less than 81.90% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

PGIM Short-Term Corporate Bond Fund	83

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding (60) Board Member Portfolios Overseen: 96

President and Board Member,

The Joyce Foundation

(charitable foundation) (since

2002); Vice Chair, City Colleges

of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon (66) Board Member Portfolios Overseen: 96

Retired; Managing Director

(April 2008-May 2015) and

Chief Investment Officer (October 2008-November 2013) of

Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007)

of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

Linda W. Bynoe (66) Board Member Portfolios Overseen: 96

President and Chief Executive Officer (since March 1995)

and formerly Chief Operating Officer (December 1989-February 1995)

of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

PGIM Short-Term Corporate Bond Fund

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Barry H. Evans (58) Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014 – 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Director, Manulife Trust Company (since 2011); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein (62) Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgiminvestments.com

Independent Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick (56) Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly

A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA (73) Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid (56) # Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

# Mr. Reid joined the Board effective as of March 1, 2018.

PGIM Short-Term Corporate Bond Fund

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker (56) Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

Scott E. Benjamin (45) Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Visit our website at pgiminvestments.com

Interested Board Members

Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres* (59) Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

* Note: Prior to her retirement in 2014, Ms. Torres was employed by PGIM Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara (63) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Short-Term Corporate Bond Fund

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Chad A. Earnst (43) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of PGIM Investments LLC; Chief Compliance Officer (September 2014-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global Short Duration High Yield Income Fund, Inc., PGIM Short Duration High Yield Fund, Inc. and PGIM Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since September 2014

Dino Capasso (44) Deputy Chief Compliance Officer	Vice President and Deputy Chief Compliance Officer (June 2017-Present) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French (56) Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain (60) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo (44) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Christian J. Kelly (43) Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Peter Parrella (60) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within PGIM Investments Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since June 2007

Visit our website at pgiminvestments.com

Fund Officers(a)

Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Linda McMullin (57) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within PGIM Investments Fund Administration.	Since April 2014

Kelly A. Coyne (50) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Charles H. Smith (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 —January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Short Duration High Yield Fund, Inc., PGIM Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Short-Term Corporate Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short-Term Corporate Bond Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. Beginning with reporting periods on or after March 31, 2019, Form N-PORT will replace Form N-Q. Form N-PORT will be filed with the Securities and Exchange Commission monthly, and the Fund’s full portfolio holdings as of its first and third quarters of each fiscal year will be made publicly available 60 days after the end of each quarter. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SHORT-TERM CORPORATE BOND FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6*
NASDAQ	PBSMX	PSMBX	PIFCX	JDTRX	PIFZX	PIFEX	PIFGX	PSTQX
CUSIP	74441R102	74441R201	74441R300	74441R409	74441R508	74441R805	74441R888	74441R607

*Formerly known as Class Q shares.

MF140E

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2018 and December 31, 2017, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $38,811, and 43,891 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(c) Tax Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(d) All Other Fees

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

●	a review of the nature of the professional services expected to be provided,

●	a review of the safeguards put into place by the accounting firm to safeguard independence, and

●	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
◾	Federal, state and local income tax compliance; and,
◾	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2018 and December 31, 2017: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2018 and December 31, 2017 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)   It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)   There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Prudential Short-Term Corporate Bond Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 15, 2019